Exhibit 10.1
Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

LICENSE AND OPTION AGREEMENT
BY AND BETWEEN
MOMENTA PHARMACEUTICALS, INC.
AND
CSL BEHRING RECOMBINANT FACILITY AG
DATED AS OF JANUARY 4, 2017

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

LICENSE AND OPTION AGREEMENT
This License and Option Agreement (the “Agreement”), executed as of January 4, 2017 (the “Execution Date”), is made by and between Momenta Pharmaceuticals, Inc., a Delaware corporation (“Momenta”), with its principal place of business at 675 West Kendall Street, Cambridge, MA 02142 USA, and CSL Behring Recombinant Facility AG, a Swiss company (“CSL”), with its principal place of business at Wankdorfstrasse 10, 3000 Bern 22, Switzerland. Momenta and CSL may each be referred to individually as a “Party” or, collectively, the “Parties”.
RECITALS
A.Momenta is performing research in the area of recombinant Fc multimeric proteins to treat autoimmune disorders and invented the Initial Products.
B.CSL is engaged in the research, development, manufacture and commercialization of biotherapeutic products.
C.Momenta desires to grant to CSL and CSL desires to receive exclusive, worldwide licenses to research the Research Products and develop, manufacture and commercialize the Products.
D.CSL desires to grant to Momenta and Momenta desires to receive, by way of alternative consideration for the exclusive licenses granted herein, options to co-fund global development and U.S. commercialization costs for the Products and the Research Products in exchange for a share of the U.S. profits and losses for the Products on the terms and conditions set forth in this Agreement.
E.Momenta further desires to receive, and CSL desires to grant an option for Momenta to co-promote in the United States the Products for which it is co-funding global development and U.S. commercialization costs, on the terms and conditions set forth in this Agreement.
In consideration of the premises set forth above and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Momenta and CSL agree as follows:
ARTICLE 1.
DEFINITIONS
The capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.
1.1    “30% Co-Funding Option” shall have the meaning set forth in Section 4.1(b).
1.2    “50% Co-Funding Option” shall have the meaning set forth in Section 4.1(a).
1.3    “Accounting Standards” means Generally Accepted Accounting Principles, as applicable, as consistently applied by a Party and its Affiliates, across product lines and in accordance with internal policies and procedures and Applicable Law (including the requirements of any securities exchange on which such Party is listed).
1.4    “Acquirer” – see “Change of Control”.
1.5    “Activities” means Research Activities, Development Activities, Manufacturing Activities and Commercialization Activities, collectively.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.6    “[***]” means, with respect to the [***], any event which is a [***] that would [***] of Development of the [***] for [***], or any [***] or [***] reasonably and objectively [***] to indicate a [***] of [***] for such Product that is detected prior to the date which is [***] after the [***] of such Product administered to the [***] in the [***].
1.7    “Affiliate” means any corporation, company, partnership, joint venture and/or firm that controls, is controlled by, or is under common control with, a Party. For purposes of the foregoing sentence, “control” means: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.
1.8    “Agreement” means this License and Option Agreement.
1.9    “Alleged Breaching Party” shall have the meaning set forth in Section 11.5(b)(i).
1.10    “Alleging Party” shall have the meaning set forth in Section 11.5(b)(i).
1.11    “Alliance Manager” means an individual appointed by each Party to act as a primary point of contact between the Parties.
1.12    “Annual Net Sales” means, with respect to a Product, the Net Sales in a given calendar year in the Territory.
1.13    “Anti-Corruption Laws” shall have the meaning set forth in Section 12.7.
1.14    “Applicable Law” means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from any governmental authorities (including Regulatory Authorities) relating to or governing a Party’s obligations and rights under this Agreement.
1.15    “[***]” shall have the meaning set forth in Section 7.6(c).
1.16    “Assigning Party” shall have the meaning set forth in Section 13.3(a).
1.17    “Bankruptcy Code” means Title 11, United States Code.
1.18    “Biosimilar Product” means, with respect to a Product, any pharmaceutical product that: (a) receives marketing authorization pursuant to a Biosimilar Application made with respect to such Product and (b) is being sold by a Third Party (other than where such pharmaceutical product being sold by such Third Party is a Product which such Third Party is authorized to sell and is properly selling under this Agreement, including Section 2.5 but not including products Commercialized following agreement pursuant to Section 5.12, unless the parties have agreed otherwise); and (c) is not purchased from or manufactured by CSL or any of its Affiliates or Sublicensees.
1.19    “Biosimilar Application” means, with respect to a Product, a submission to a Regulatory Authority for marketing authorization for a product claimed to be biosimilar or interchangeable to such Product, in the US under Section 351(k) of the BPCIA, or otherwise relying on the approval of such Product or data submitted in support of the prior approval of such Product, or any equivalent abbreviated regulatory process in another jurisdiction, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.
1.20    “BLA” means, with respect to a Product, a biologics license application that would satisfy the requirements of 21 C.F.R. § 601.2, as may be amended from time to time, or any non-U.S. equivalent thereof.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.21    “BPCIA” means the Biologics Price Competition and Innovation Act of 2009, § 351(k) of the PHS Act, as may be amended, supplemented, or replaced.
1.22    “Business Day” a day other than Saturday or Sunday on which banking institutions in both New York, New York and Zurich, Switzerland are open for business.
1.23    “Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided, however, that: (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter shall extend from the beginning of the Calendar Quarter in which this Agreement expires or terminates until the effective date of such expiration or termination.
1.24    “C.F.R.” means the U.S. Code of Federal Regulations.
1.25    “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party (“Acquirer”) that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which an Acquirer, alone or together with its Affiliates, becomes the beneficial owner of more than fifty percent (50%) of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to an Acquirer of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.
1.26    “Co-Funding” means, with respect to any Product and at any particular time, that Momenta has exercised one of its Co-Funding Options and has not opted out of co-funding such Product as a result of (i) [***] out of co-funding [***] pursuant to Section 4.2(a); (ii) [***] out of co-funding [***] (including [***]) pursuant to Section 4.2(b); or (iii) [***] out of co-funding [***] specifically pursuant to Section 5.2(g), and “Co-Fund” and “Co-Funded” are to be similarly construed.
1.27    “Co-Funding Options” means the 30% Co-Funding Option together with the 50% Co-Funding Option, and each a “Co-Funding Option”.
1.28    “Co-Funding Option Effective Date” means:
(a)    in respect of the 50% Co-Funding Option, the date on which Momenta exercises its 50% Co-Funding Option in respect of the Products; and
(b)    in respect of the 30% Co-Funding Option, the earlier of the date on which Momenta exercises its 30% Co-Funding Option and the date which is [***] after the date on which the [***] is [***] with the [***] of the Product in the [***] or [***] in respect of a Product.
1.29    “Co-Promotion Agreement” means a separate agreement setting out the Parties’ rights and obligations with respect to co-promotion of Products which Momenta is Co-Funding, to be negotiated in good faith by the Parties within [***] after the date on which Momenta exercises its Co-Promotion Option.
1.30    “Co-Promotion Option” means an option to participate in the promotion of the Products in the United States.
1.31    “[***]” means any multimeric Fc construct comprising [***] or more Fc domains, optionally having [***] or more [***] and/or other [***] as compared to the [***] or [***] Fc constructs, provided that such construct may not consist of or incorporate a [***].
1.32    “Commercialization” and “Commercialization Activities” means all activities of using, marketing, promoting, distributing, importing, exporting, offering for sale and/or selling a pharmaceutical product

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

that has obtained Marketing Authorization (noting that some such activities may occur prior to the actual grant of Marketing Authorization) in the Territory. Commercialization Activities may include: (a) the creation and implementation of: (i) a [***] that is compliant with Applicable Law; (ii) a [***] including creation of [***] and initiatives; (iii) a [***], including selection and sequencing of [***] for [***] (but not the actual [***] and [***] of [***] pursuant to such strategy); (iv) development of a [***], including [***] and [***] (v) a [***], [***] and [***]; (vi) a [***] and [***]; (vii) a [***], including all [***] and [***] associated with the products; and (viii) a [***], including a product [***] and [***]; (b) [***] related to the product including [***], [***], management of [***]; (c) the design, creation and implementation of [***] and mechanisms; (d) the administration, operation and maintenance of [***] for promotion of product(s) in the Territory, sales bulletins and other [***] and [***] and [***], and [***] who support [***], including any activities of Momenta under the Co-Promotion Agreement; and (e) [***] (directly or indirectly) by the marketing authorization holder and [***]. For avoidance of doubt, (a) through (e) above sets forth examples of activities that may constitute “Commercialization Activities” rather than a [***] of [***] to be [***] by a Party. Commercialization does not include Research, Development or Manufacturing. When used as a verb, “Commercialize” means to engage in Commercialization.
1.33    “Commercialization Expenses” means, with respect to a Product, the costs actually incurred by or on behalf of a Party or its Affiliates, including labor costs and out-of-pocket costs (including relevant payments under [***] and/or [***] determined in accordance with Section 7.6) paid by a Party or its Affiliates to a Third Party or allocated to such Product after the Effective Date in connection with Commercialization of such Product in accordance with the applicable Product Work Plan, as determined from the books and records of the applicable Party and/or its Affiliates maintained in accordance with the Accounting Standards. For clarity, a Product’s Commercialization Expenses excludes the Cost of Goods Sold for such Product and includes applicable expenses that are incurred by a Party pursuant to a Co-Promotion Agreement. Labor costs will be determined and allocation of expenses to any Product will be made as provided in Schedule 1.33.
1.34    “Commercialization Plan” means, with respect to a Product, a plan setting out, in detail that is [***] to the [***] of [***] or [***] of such Product, the Commercialization Activities and Manufacturing Activities that will be conducted in respect of such Product over the subsequent [***], where such plan shall set forth an [***] for [***] and Commercialization of such Product including, at the appropriate time, [***] by [***]; provided that such Commercialization Plan shall contain [***] of Commercialization Activities and Manufacturing Activities, and [***] therefore, for the [***] of the period covered and [***] for the [***] of such period, as adopted and revised as provided in Section 5.3.
1.35    “Commercially Reasonable Efforts” means, with respect to the performing Party, the carrying out of obligations of such Party in a diligent, expeditious and sustained manner as commonly practiced in the biopharmaceutical industry, including the [***] of a [***] of [***] and [***], and, in the case of [***] efforts to Develop and Commercialize Products, means a level of resources and efforts no less than the [***] and [***] that an [***] to products of [***] at a [***] of [***] or [***] in its [***], taking into account [***], [***] and [***] factors such as the [***], [***] of the [***] (including [***]), the [***] or other [***] of the Product or [***] Product, and the [***] involved, but without regard to other products (other than [***]) then being Developed or Commercialized [***]. In all cases, a Party’s Commercially Reasonable Efforts requires that such Party: (a) [***] for [***] in a [***] to [***] who are [***] for [***] and [***] such [***] on an [***] basis; (b) [***] and [***] to [***] and [***] for carrying out such tasks; and (c) [***] and [***] decisions and [***] resources designed to [***] with respect to such [***]; in each case [***] with such Party’s [***].
1.36    “Confidential Information” means: (a) all proprietary information and materials, patentable or otherwise, of a Party that is disclosed by or on behalf of such Party to the other Party pursuant to and in contemplation of this Agreement, including, without limitation, biological substances, sequences, formulations, techniques, methodology, equipment, data, reports, know-how, sources of supply, information disclosed in unpublished patent applications, patent positioning and business plans; and (b) any other information designated by the disclosing Party to the other Party in writing as confidential or proprietary, whether or not related to making, using or selling a Product. Notwithstanding the foregoing, the term “Confidential Information” shall not include information that: (w) is or becomes generally available to the public other than as a result of disclosure thereof by the receiving Party; (x) is lawfully received by the receiving Party on a non-confidential basis from a Third Party that is not, to the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

receiving Party’s knowledge, itself under any obligation of confidentiality or nondisclosure to the disclosing Party or any other Person with respect to such information; (y) is already known to the receiving Party at the time of disclosure by the disclosing Party; or (z) can be shown by the receiving Party to have been independently developed by the receiving Party without reference to the disclosing Party’s Confidential Information.
1.37    “Control” or “Controlled” means, with respect to any Intellectual Property of a Party or any of its Affiliates that the Party or its Affiliates (a) owns, has an interest in, or, other than pursuant to this Agreement, has a license to such Intellectual Property and (b) has the ability to grant access, a license or a sublicense to such Intellectual Property to the other Party as provided in this Agreement without violating an agreement with any Third Party. Notwithstanding anything in this Agreement to the contrary, a Party shall be deemed not to Control any Intellectual Property that is Controlled by an [***], or such [***] Affiliates (other than an Affiliate of such Party [***] to the [***]) (a) prior to the [***] of such [***], except to the extent that any such Intellectual Property was developed [***] such [***] through the use of the [***] technology, or (b) after such [***] to the extent that such Patents or know-how are developed or conceived by the [***] or its Affiliates [***] such [***] without using or incorporating any Intellectual Property of the [***] or its Affiliates [***] to such [***].
1.38    “Cost of Goods Sold” means, with respect to a Product, the aggregate of each Party’s and its Affiliates’ cost to Manufacture, perform quality control and assurance activities, test, package and label and release such Product for commercial use, in all cases determined from the books and records of such Party or its Affiliates maintained in accordance with the Accounting Standards, which costs may include (but not necessarily be limited to) the following:
(a)    the [***] of [***]; variable and fixed production costs, including factory overhead; purchase price variances; [***] revaluations, including [***] destroyed or written-off; change in value of [***] provisions; production variances; Manufacturing plant labor; a [***] of plant overhead expenses (including insurance, facility, and support staff personnel); materials and supplies; maintenance; discards; depreciation and amortization;
(b)    payments to Third Parties for [***] or [***] necessary for, or [***] and/or [***] determined in accordance with [***], for the commercial Manufacture, performance of quality control and assurance activities, testing, releasing, packaging and/or labeling may be treated as part of the Costs of Goods Sold for such Product and then such amounts shall not be included in any [***] payable under [***]; and
(c)    with respect to any newly constructed or other dedicated Manufacturing facility, whether such facility is owned by a Party or a Third Party, that will be utilized in the Manufacture of a Product, if a Party determines it will build or utilize a facility with [***] relative to the [***] for the Product(s) to be Manufactured in such facility, any decision to account for plant [***] for such facility [***] such [***] in the computation of Cost of Goods Sold must be approved by the Parties.
1.39    “Cover”, “Covering” or “Covered” means, with respect to any Patent Right, that the manufacture, use, offer for sale, sale or import of any article or composition of matter, or the practice of any process or method, infringes at least one (1) Valid Claim of such Patent Right (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue without modification).
1.40    “[***]” means the [***].
1.41    “CSL” means CSL Behring Recombinant Facility AG, a Swiss company, with its principal place of business at Wankdorfstrasse 10, 3000 Bern 22, Switzerland.
1.42    “CSL Indemnitees” shall have the meaning set forth in Section 9.2.
1.43    “CSL Intellectual Property” means CSL Know-How and CSL Patent Rights, collectively.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.44    “CSL Know-How” means any Know-How that either (a) is Controlled by CSL or its Affiliates on the Effective Date or (b) comes within CSL’s or its Affiliates’ Control during the Term, including CSL’s or its Affiliates’ rights in Joint Know-How and CSL Sole Inventions.
1.45    “CSL Losses” shall have the meaning set forth in Section 9.2.
1.46    “CSL Patent Rights” means Patent Rights, including CSL’s or its Affiliates’ rights in Joint Patent Rights, to the extent that they (a) Cover CSL Know-How, a Product or a [***] Product, and (b) are Controlled by CSL or its Affiliates.
1.47    “CSL Sole Inventions” means Sole Inventions made solely by CSL or its Affiliates, or CSL’s or its Affiliates’ employees, agents or consultants.
1.48    “Development” and “Development Activities” means all activities either related to or in furtherance of the creation or scientific or technical improvement of a pharmaceutical product, or which are related to or in furtherance of obtaining regulatory approvals of such product anywhere in the Territory, whether such activities are conducted prior to the filing of an application for marketing authorization of such product or thereafter. Development Activities may include but are not limited to (a) all activities related to [***] (including [***] to [***] any [***]), (b) [***]; (c) [***], (d) [***] and [***], (e) [***], (f) all [***] activities including [***] development, (g) [***], (h) [***], (i) [***] including [***] and [***], (j) submission and management of [***], (k) [***] or [***], including [***] of [***] or [***] for [***], maintaining such [***] and otherwise handling [***], (l) [***], and (m) [***]. For avoidance of doubt, (a) through (m) above sets forth examples of activities that would constitute “Development Activities” [***] a list of [***]. Development does not include Research, Manufacturing or Commercialization. When used as a verb, “Develop” means to engage in Development.
1.49    “Development Expenses” means, with respect to a Product, the costs actually incurred by or on behalf of a Party or its Affiliates, including labor costs and out-of-pocket costs paid by a Party or its Affiliates to a Third Party (including relevant payments under [***] and/or [***] determined in accordance with Section 7.6) or [***] to such Product after the Effective Date in connection with the Development of such Product in accordance with the applicable Product Work Plan, as determined from the books and records of the applicable Party and/or its Affiliates maintained in accordance with the Accounting Standards. Labor costs will be determined and [***] to any Product will be made as provided in Schedule 1.33.
1.50    “Development Plan” means, with respect to a Product, a Development plan that sets forth, [***] that is [***] to the [***] of [***] of such Product and otherwise in accordance with [***] and [***] and [***], the Development Activities that will be undertaken in respect of such Product in order to obtain Marketing Authorization; provided that such Development Plan shall contain [***] at any [***] that is [***] the [***] of [***] that [***] has [***] for its [***] and [***], as adopted and revised as provided in Section 5.2. A written description of those [***] has been provided by CSL to Momenta prior to the Execution Date.

1.51    “Development Approval Date” means, with respect to any [***] Product, the date on which CSL gives notice of its decision to select such [***] Product for Development as a Product under this Agreement, as provided in Section 5.1(d).
1.52    “Disputed Matter” means a bona fide dispute that arises in relation to the Parties’ rights and obligations under this Agreement.
1.53    “Dollars” or “$” means the legal tender of the United States.
1.54    “[***]” means the [***] of a [***] of [***].
1.55    “Effective Date” means the HSR Clearance Date.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.56    “EMA” or “European Medicines Agency” means the EU agency for the evaluation of medicinal products, or any successor entity.
1.57    “Enforcement Intellectual Property Rights” shall have the meaning set forth in Section 7.4(a).
1.58    “EU” means the European Union.
1.59    “Execution Date” shall have the meaning set forth in the Preamble.
1.60    “FDA” or “Food and Drug Administration” means the U.S. Food and Drug Administration, or any successor entity.
1.61    “Final Decision-Making Authority” means the authority to make final decisions granted to CSL by the final sentence of Section 6.7 (Review and Approval by JSC).
1.62    “First Commercial Sale” means, with respect to any Product, the [***] sale of such Product by CSL, its Sublicensee or any of their respective Affiliates to a Third Party in a country in the Territory for use or consumption by the general public in such country following receipt of Marketing Authorization for such Product in such country.
1.63    “[***] Product” means that Collaboration Compound under development by Momenta designated as “M230”, a [***] human [***] Fc construct more specifically described, and having the [***] set out, in written disclosure from Momenta to CSL on or before the Execution Date.
1.64    “[***]” shall have the meaning set forth in Section 11.2(a).
1.65    “[***] Product” means that [***] under development by Momenta as a [***] form of the [***] as more specifically described, and having the [***] set out, in written disclosure from Momenta to CSL on or before the Execution Date.
1.66    “GCP” or “Good Clinical Practice” means the standards of good clinical practice as are required by governmental agencies in countries in which the Products are intended to be sold under this Agreement.
1.67    “GLP” or “Good Laboratory Practice” means the standards of good laboratory practice as a required by governmental agencies in countries in which the Products are intended to be sold under this Agreement.
1.68    “GLP Toxicology Commencement” means, with respect to a Product or a [***] Product, [***] of the [***] with such Product or [***] Product in an [***] intended to support the safety of such Product or [***] Product in accordance with GLP as is required to [***] a [***].
1.69    “GMP” or “Good Manufacturing Practice” means the standards of good manufacturing practice as are required by governmental agencies in countries in which the Products are intended to be sold under this Agreement.
1.70    “HSR Act” shall have the meaning set forth in Section 13.12.
1.71    “HSR Clearance Date” means the date on which the antitrust clearance under the HSR Act has been obtained which, for the avoidance of doubt, means that the waiting period provided by the HSR Act has terminated or expired without any action by any government agency or challenge to the termination.
1.72    “Indication” means a distinct condition in humans for which a separate Marketing Authorization is required.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.73    “Infringement” means (i)  any actual or threatened infringement or misappropriation of any CSL Intellectual Property, Momenta Intellectual Property or Joint Intellectual Property by a Third Party in the Territory, or (ii)  any CSL Intellectual Property, Momenta Intellectual Property or Joint Intellectual Property is subject to an invalidation, cancellation, opposition or other similar action (including any administrative or judicial action whether or not there is current or anticipated infringement or misappropriation), or a declaratory judgment action arising from such infringement or misappropriation.
1.74    “Initial Press Release” shall have the meaning set forth at Section 8.2.
1.75    “Initial Products” means the First Product and the [***] Product from and after its Development Approval Date, collectively.
1.76    “Intellectual Property” means Know-How and Patent Rights.
1.77    “Joint Intellectual Property” means Joint Know-How and Joint Patent Rights, collectively.
1.78    “Joint Inventions” means all inventions made jointly by both (a) one or more employees, agents and consultants of CSL and its Affiliates (or any Third Party or Third Parties acting on any of their behalf), and (b) one or more employees, agents and consultants of Momenta and its Affiliates (or any Third Party or Third Parties acting on any of their behalf).
1.79    “Joint Know-How” means any Know-How that is developed or acquired jointly by the Parties in connection with their collaborative activities pursuant to this Agreement, including Joint Inventions.
1.80    “Joint Patent Rights” means Patent Rights that Cover Joint Know-How.
1.81    “Joint Steering Committee” or “JSC” means the joint steering committee established pursuant to Section 6.1 composed of senior members from each Party, including one Alliance Manager, to oversee and manage the Research of [***] Products and the Development, Manufacturing and Commercialization of Products.
1.82    “Know-How” means all inventions, discoveries, data, processes, methods, techniques, materials, technology, results, analyses, laboratory, non-clinical and clinical data, commercial materials, information, materials or other know-how, whether proprietary or not and whether patentable or not, including without limitation ideas, concepts, formulae, methods, procedures, designs, compositions, plans, documents, works of authorship, compounds, biological materials, pharmacology, toxicology, drug stability, manufacturing and formulation methodologies and techniques, absorption, distribution, metabolism and excretion studies, clinical and non-clinical safety and efficacy studies, marketing studies and materials (including patient marketing materials), training materials and digital content from product websites.
1.83    “Losses” means any and all liabilities, penalties, damages costs, fines, and expenses (including reasonable attorneys’ fees and other litigation expenses) associated with Products to the extent such Losses are not otherwise allocated either to CSL under Section 9.1 as Momenta Losses or to Momenta as CSL Losses under Section 9. 2.
1.84    “Major Countries” means the U.S., [***] and [***].
1.85    “Manufacturing” and “Manufacturing Activities” means, with respect to a product, to make or have made such product, including without limitation, all activities involved in the [***], and [***] of the product for [***], development of a [***], the manufacture of the [***] for the product, the [***] of the [***] for the product and the cost of any [***] or [***] of the biopharmaceutical product. For avoidance of doubt, the foregoing set forth examples of activities that would constitute “Manufacturing Activities” rather than a list of [***] to be [***] a [***]. Manufacturing does not include Research, Development or Commercialization. When used as a verb, “Manufacture” means to engage in Manufacturing.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.86    “Manufacturing Expenses” means, with respect to a Product, the costs actually incurred by or on behalf of a Party or its Affiliates, including labor costs, depreciation costs, and out-of-pocket costs paid to a Third Party or allocated to such Product after the Effective Date, in connection with Manufacturing of such Product by or on behalf of a Party, as determined from the books and records of the applicable Party and/or its Affiliates maintained in accordance with the Accounting Standards. Manufacturing Expenses includes expenses under [***] and [***] determined in accordance with [***]. In addition, with respect to any newly constructed or other dedicated Manufacturing facility, whether such facility is owned by a Party or a Third Party, that will be utilized in the Manufacture of a Product, if a Party determines it will [***] or [***] a [***] with [***] to the [***] for the Product(s) to be Manufactured in such facility, any decision to account for plant [***] for such [***] in [***] of such [***] in the [***] of [***] must be [***] the [***], For clarity, a Product’s Manufacturing Expenses includes the Cost of Goods Sold for such Product.
1.87    “Marketing Authorization” means the grant of registration approval or license for the selling or marketing of a Product in any particular country or region in the Territory by the responsible Regulatory Authority.
1.88    “Momenta” means Momenta Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 675 West Kendall Street, Cambridge, MA 02142 USA.
1.89    “Momenta Indemnitees” shall have the meaning set forth in Section 9.1.
1.90    “Momenta Intellectual Property” means Momenta Know-How and Momenta Patent Rights, collectively.
1.91    “Momenta Know-How” means any Know-How that either (a) is Controlled by Momenta or its Affiliates on the Effective Date or (b) comes within Momenta’s or its Affiliates’ Control during the Term, including Momenta’s or its Affiliates’ rights in Joint Know-How and Momenta Sole Inventions.
1.92    “Momenta Losses” shall have the meaning set forth in Section 9.1.
1.93    “Momenta Patent Rights” means (i) Patent Rights listed in Schedule 1.93 and (ii) any other Patent Rights, including Momenta’s or its Affiliates’ rights in Joint Patent Rights, to the extent that they (a) Cover Momenta Know-How, a Product or a [***] Product, and (b) are Controlled by Momenta or its Affiliates.
1.94    “Momenta Sole Inventions” means Sole Inventions made solely by Momenta or its Affiliates, or Momenta’s or its Affiliates’ employees, agents or consultants.
1.95    “[***]” has the meaning given to it in Section 7.6(b).
1.96    “Net Sales” means, with respect to a Product, the [***] by a Party or its Affiliates or Sublicensees to Third Parties (whether an end-user, a distributor or otherwise) for sales of such Product within the Territory, less the following deductions, all as determined from the books and records of a Party, its Affiliates or Sublicensees maintained in accordance with the Accounting Standards:
(a)    customary trade and quantity discounts incurred and customary distribution rebates;
(b)    amounts incurred due to returns of Products previously sold as reflected in written invoices (and not to exceed the original invoice amount);
(c)    shipping, freight and insurance, to the extent separately invoiced and charged;
(d)    credits, allowances and rebates actually given pursuant to federal, state and/or government-mandated programs that require a manufacturer or distributor rebate (including Medicare and Medicaid); and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(e)    value added or import/export taxes, sales taxes, excise taxes or customs duties, to the extent applicable to such sale, and included in the invoice in respect of such sale and actually paid.
In the case of any sale of a Product between or among a Party or its Affiliates or Sublicensees for resale, Net Sales shall be calculated as above only on the [***] on the first arm’s length sale thereafter to a Third Party other than a Sublicensee. If no such separate sales are made, Net Sales shall be determined by the Parties in good faith. If the consideration for Products includes any non-cash element, or if Products are transferred by the selling Party, its Affiliate, or a respective Sublicensee in any manner other than an arms-length, [***] sale, then, in any such transaction, the Net Sales applicable to such transaction shall be the fair market value for the applicable quantity for the period in question in the applicable country of the Territory. The fair market value shall be determined, wherever possible, by reference to the average selling price of the relevant Product in arm’s length transactions in the relevant country in the Territory. Any Product transferred in connection with clinical and non-clinical research or clinical trials, Product promotional samples, compassionate sales or use, or indigent patient programs shall not be counted toward Net Sales; except that any Product sold as part of a named patient use program (or similar program where a Product can be sold in a country prior to Regulatory Approval being obtained for such Product in such country) will be counted toward Net Sales.
Each Party agrees, on behalf of itself and its Affiliates and Sublicensees, not to use any Product as a loss leader. Each Party also agrees that if it or its Affiliate or Sublicensee prices a Product in order to gain or maintain sales of other products, then for purposes of calculating the payments due hereunder, the Net Sales shall be adjusted for any discount which was given to a customer that was in excess of customary discounts for such Product (or, in the absence of relevant data for such Product, other similar products under similar market conditions) by reversing such excess discount, if such discount was given in order to gain or maintain sales of other products.
If any Product is sold in combination with one or more other products (e.g., a delivery device) or active ingredients which are not the subject of this Agreement (as used in this definition of Net Sales, a “Combination”), then the [***] for that Product shall be calculated by multiplying the [***] for such Combination by the fraction A/(A+B), where “A” is the [***] for the Product sold separately and “B” is the [***] for the other product or active ingredient(s) sold separately. If the other product or active ingredient is not sold separately, then the [***] for that Product shall be calculated by multiplying the [***] for the Combination by the fraction A/C, where “A” is the [***] for the Product, if sold separately, and “C” is the [***] for the Combination.
1.97    “Net Sales Statement” means a written report reflecting the accrual of Net Sales during the just-ended Calendar Quarter on a country-by-country and Product-by-Product basis [***] a [***] of Net Sales of such Product from [***], including [***] on [***] to be [***] in determining Net Sales pursuant to Section 1.96, [***] a [***] of the applicable [***], [***] and [***] for such [***].
1.98    “New Intellectual Property” means all CSL Intellectual Property and all Momenta Intellectual Property that is not Joint Intellectual Property (a) arising out of the Parties’ Activities conducted pursuant to the Research Plan and (b) in the event of a termination under the provisions of Section 11.2(b) or Section 11.3, arising out of the Development Plan prior to the [***] of the [***] for the [***].
1.99    “Opt-Out Effective Date” means the date on which an Opt-Out Notice given by Momenta to CSL becomes effective.
1.100    “Opt-Out Notice” shall have the meaning set forth in Section 4.2(a).
1.101    “Party” means CSL or Momenta, and or “Parties” means both of them.
1.102    “Patent Rights” means any and all rights provided by (a) U.S. or non-U.S. patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, and all patents granted thereon, (b) all U.S. or non-U.S. patents, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates or the equivalent thereof, and (c) any other form of government-issued right substantially similar to any of the foregoing.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.103    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Regulatory Authority or any other entity not specifically listed herein.
1.104    “Phase I” in reference to a clinical trial means a trial defined in 21 C.F.R. § 312.21(a), as may be amended from time to time, or any non-U.S. equivalent thereof.
1.105    “Phase II” in reference to a clinical trial means a trial defined in 21 C.F.R. § 312.21(b), as may be amended from time to time, or any non-U.S. equivalent thereof.
1.106    “Phase III” in reference to a clinical trial means a trial defined in 21 C.F.R. § 312.21(c), as may be amended from time to time, or any non-U.S. equivalent thereof, or if any Phase II clinical trial is a registration enabling pivotal clinical trial and a Phase III trial is not needed, then “Phase III” in reference to a clinical trial shall be deemed to refer to such Phase II registration enabling pivotal clinical trial.
1.107    “Phase IV” in reference to a clinical trial means a trial defined in 21 CFR § 312.85, as may be amended from time to time, or any non-U.S. equivalent thereof.
1.108    “PHS Act” means the U.S. Public Health Service Act, as may be amended from time to time.
1.109    “Prior Confidentiality Agreement” means the Confidentiality Agreement dated [***] between Momenta and [***], as amended.
1.110    “Prior Material Transfer Agreement” means the Material Transfer Agreement dated [***] between Momenta and [***].
1.111    “Product” means the First Product or any [***] Product from and after its Development Approval Date.
1.112    “Product Domain Name” means a domain name selected by CSL for the purpose of Commercializing a Product in the Territory.
1.113    “Product Trademark” means a trademark selected by CSL for the purpose of Commercializing a Product in the Territory.
1.114    “Product Work Plan” means, with respect to a Product, the Development Plan together with the Commercialization Plan.
1.115    “Profit(s)” means [***] plus [***] minus [***], provided that should any expense fall within the definition of [***] and [***] a permitted deduction for the purpose of calculating [***], such expense shall only be [***].
1.116    “Program Expenses” means Research Expenses, Development Expenses, Manufacturing Expenses and Commercialization Expenses.
1.117    “Regulatory Approval” means, with respect to a country, [***], [***] and regulatory authorizations [***] to [***], market and sell a Product in such country as granted by the relevant Regulatory Authority, and includes Marketing Authorization.
1.118    “Regulatory Authority” means, in a country, any applicable government authority, agency, legislative body, commission or other instrumentality of any national or territorial government or any supranational body which is responsible for granting approvals for the sale, use and/or manufacture of pharmaceutical products in that country or region, including the FDA, the EMA and any corresponding national or regional regulatory authorities.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.119    “Regulatory Exclusivity” means data, market or other regulatory exclusivity (as distinct from and excluding any exclusivity arising under Patent Rights) for an [***] Product in a country or region in the Territory under applicable laws, rules and regulations in such country or region, including, without limitation, (a) any such exclusivity provided in countries in the EU under national laws and regulations implementing EC Directives 2004/27/EC and 2001/83/EC, (b) U.S. exclusivity periods such as U.S. biologic exclusivity, pediatric exclusivity, orphan drug exclusivity, and the Hatch-Waxman data exclusivity or (c) any analogous laws or regulations in other countries in the Territory.
1.120    “Regulatory Submission” means any application for Regulatory Approval, notification, and other submission made to or with a Regulatory Authority that is [***] to Develop, Manufacture, distribute or Commercialize the Product in a particular country, whether made before or after a Regulatory Approval in the country. Regulatory Submissions include, without limitation, investigational new drug applications, clinical trial applications and BLAs or imported drug license (IDL) applications, and amendments, renewals and supplements to any of the foregoing and their non-U.S. counterparts, [***] for [***] and [***], and all proposed labels, labeling, package inserts, monographs, and packaging for the Product.
1.121    “Reimbursement and Co-Funding Report” means a cost reimbursement and/or cost/profit share report meeting the requirements set out in Section 4.3(c), and accompanied [***] and [***] to [***] each Party’s financial reporting obligations, independent auditor requirements and obligations under the Sarbanes-Oxley Act (or any equivalent law of another country) that calculates the share of each Party’s aggregate [***] and the [***] and [***] to be allocated to each Party for each Product for such Calendar Quarter.
1.122    “Research” or “Research Activities” means all activities either related to or in furtherance of the creation or scientific or technical improvement of a biopharmaceutical product up to [***] for such product (and, for the avoidance of doubt, may include activities that would otherwise be defined as Manufacturing and Development activities if they were performed after [***]).
1.123    “Research Expenses” means, with respect to a [***] Product, the costs actually incurred by or on behalf of a Party or its Affiliates, including labor costs and out-of-pocket costs paid by a Party or its Affiliates to a Third Party or allocated to such [***] Product after the Effective Date in connection with the Research of such [***] Product in accordance with the applicable Research Plan, as determined from the books and records of the applicable Party and/or its Affiliates maintained in accordance with the Accounting Standards. Labor costs will be determined and allocation of expenses to any [***] Product will be made as provided in Schedule 1.33. Research Expenses includes expenses under [***] and [***] determined in accordance with Section 7.6.
1.124    “Research Plan” means the plan setting out the Parties’ Research Activities, adopted and revised as provided in Section 5.1(a).
1.125    “Research Product” means the [***] Product and any other [***] which is generated out of or otherwise forms a part of the activities to be undertaken pursuant to the Research Plan.
1.126    “Royalty Period” means, with respect to an Initial Product, the longer of the following periods, in each case on a [***] basis: (A) the period during which the sale or use of such Initial Product [***] would infringe a granted Valid Claim of [***] or [***] in [***] where (i) the Valid Claim is part of the [***] of [***] set out in the [***] in the [***] of [***] and (ii) for the purpose of determining whether such Valid Claim is infringed, no effect is given to any license granted under this Agreement or to [***] of [***] with respect to any Joint Patent Right, (B) the period during which such Product is [***] by [***] in [***]; and (C) [***] from First Commercial Sale of such Product in [***].
1.127    “Sarbanes-Oxley Act” means the U.S. Sarbanes-Oxley Act of 2002, as may be amended from time to time.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.128    “[***]” means a multimeric Fc construct that consists of [***] or [***] to [***] or [***], wherein the Fc construct [***] or [***] or [***] and the [***] or [***] or [***] the [***] to a [***] and/or [***] other than a [***]. For the purpose of this definition, [***] means a [***] of an [***] that contains [***], and part of [***].
1.129    “Sole Inventions” means all inventions made solely by a Party or its Affiliates, or such Party’s or its Affiliates’ employees, agents or consultants.
1.130    “Sub-Committee” means a sub-committee formed by the JSC, with an equal number of representatives from CSL and Momenta, to address specific issues in greater detail.
1.131    “Sublicense Revenue” means all consideration received by a Party or its Affiliates with respect to rights granted to a Third Party(ies) to Develop or Commercialize any Product for sale in the relevant country in the Territory, but excluding: (a) consideration received by such Party or its Affiliates as payments [***] for performing [***] or [***] undertaken by such Party or its Affiliates for, or in collaboration with, such Third Party(ies) or their Affiliates; (b) consideration received by such Party and/or its Affiliates from such Third Party(ies) or their Affiliates as the [***] for such Party’s or any of its Affiliates’ [***] or [***], except that consideration that [***] the [***] of [***] or [***]; and (c) consideration paid by such Third Party(ies) to such Party or its Affiliates to [***] of such Product (provided, however, that any consideration [***] the [***].
1.132    “Sublicensee” means a Third Party that is granted a license, sublicense, covenant not to sue, or other grant of rights under this Agreement pursuant to the terms of this Agreement or otherwise granted rights with respect to any Product.
1.133    “Summary Statement” means a written report provided in accordance with Section 4.3(b) reflecting the accrual of Program Expenses and Net Sales, as applicable, during the just-ended Calendar Quarter on a [***] Product-by-[***] Product (where possible) and Product-by-Product basis.
1.134    “Technology Package” means all relevant documents relating to the Intellectual Property, regulatory information, biological materials, manufacturing and CMC and other materials owned and/or Controlled by Momenta, necessary for CSL to exercise its rights under the license, to be included in the Technology Transfer Plan.
1.135    “Technology Transfer Plan” means the written transfer plan, an outline of the CMC elements of which is attached hereto as Schedule 1.135, [***] will be [***] to [***] after the [***] and which will form [***], which sets forth the activities of each Party relating to the transfer of the Technology Package and the timelines thereof, as may be updated from time to time until completion of all contemplated activities.
1.136    “Term” shall have the meaning set forth in Section 11.1.
1.137    “Termination Date” means the date this Agreement is terminated as provided for under each circumstance of termination in Article 11.
1.138    “Territory” means all countries of the world.
1.139    “Third Party” means any Person other than Momenta or CSL or any Affiliate of either Party.
1.140    “Third Party Intellectual Property” means Third Party Patent Rights, Know-How, Trademarks, domain names or other intellectual property rights.
1.141    “Third Party License” shall have the meaning set forth in Section 7.6.
1.142    “Trademark” means all trademarks, service marks, trade names, brand names, sub-brand names, trade dress rights, product configuration rights, certification marks, collective marks, logos, taglines, slogans, designs or business symbols and all words, names, symbols, colors, shapes, designations or any combination thereof that

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

function as an identifier of source or origin or quality, whether or not registered, and all statutory and common law rights therein, and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.
1.143    “Transferee” shall have the meaning set forth in Section 13.3(a).
1.144    “United States” or “U.S.” means the United States of America, and its territories, districts and possessions.
1.145    “U.S.C.” means the United States Code.
1.146    “Valid Claim” means: (a) a claim in issued Patent Rights that has not: (i) expired or been canceled; (ii) been declared invalid by an unreversed and unappealable (or unappealed) decision of a court or other appropriate body of competent jurisdiction; (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (iv) been abandoned by mutual written agreement of the Parties; or (b) a claim under an application for Patent Rights that has not been canceled, withdrawn from consideration, finally determined to be unallowable by the applicable governmental authority or court for whatever reason (and from which no appeal is or can be taken) or abandoned.
For the purposes of the definition of [***] and for [***] to [***], Valid Claims [***] to the subset of Patent Rights Controlled by a Party to the extent such Patent Rights are owned by, are [***] or are exclusive license rights, held by a Party or the Parties with respect to the [***] of [***] or [***] of [***] of the relevant Product.
In the case of the First Product, the subset of Patent Rights Controlled by Momenta meeting these criteria at the Execution Date are the Patent Rights listed in Schedule 1.93 and listed under the Momenta internal references of [***] and [***].
ARTICLE 2.
LICENSES

2.1    Licenses to CSL. Subject to the terms and conditions of this Agreement, as of the Effective Date, Momenta hereby grants to CSL the following:
(a)    Product License. A royalty-bearing, exclusive, nontransferable (except as set forth in Section 13.3) license, with the right to grant sublicenses as described in Section 2.5, under the Momenta Intellectual Property and Momenta’s rights in the Joint Intellectual Property to Research, Develop, Manufacture and Commercialize Products in the Territory.
(b)    Research License. A royalty-free, exclusive, nontransferable (except as set forth in Section 13.3) license, with the right to grant sublicenses as described in Section 2.5, under the Momenta Intellectual Property and Momenta’s rights in the Joint Intellectual Property for purposes of researching (i) potential [***] Products and (ii) the [***] Products in the Territory.
(c)    [***]. The Parties acknowledge and agree that the license and sublicense rights granted by Momenta to CSL and CSL to Momenta under this Agreement [***] be [***] a [***] the [***] in [***] between the Parties or the [***] or [***] when exercised in compliance with the terms of this Agreement.
2.2    Licenses to Momenta. Subject to the terms and conditions of this Agreement, as of the Effective Date, CSL hereby grants to Momenta: a limited, royalty-free, non-exclusive, nontransferable (except as set forth in Section 13.3) license, with the right to grant sublicenses as described in Section 2.5, under the Momenta Intellectual Property, the CSL Intellectual Property and CSL’s rights in the Joint Intellectual Property to the extent necessary and for the purpose of enabling Momenta (i) to research potential [***] Products (ii) to perform Activities pursuant to the Research Plan or a Product Work Plan and (iii) to undertake research pursuant to Section 5.14. In addition,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

CSL grants to Momenta a limited, non-exclusive, non-transferrable license solely relating to the New Intellectual Property to engage in non-commercial research and development subject to the terms of this Agreement.
2.3    Joint Intellectual Property. Subject to the terms and conditions of this Agreement including in relation to management and enforcement of Intellectual Property as set out in Article 7 and, as applicable, any Co-Promotion Agreement, as of the Effective Date, each Party hereby grants the other Party a world-wide, non-exclusive, perpetual, royalty-free, fully paid up, freely sublicensable right and license under its interest in the Joint Intellectual Property to exploit products other than Products (a) anywhere in the world and (b) without compensating or accounting to the other Party.
2.4    Use of Third Party Contractors. Subject to the terms of this Agreement, either Party may perform any specific Activities for which it is responsible under this Agreement through subcontracting to a Third Party contractor and may grant a sublicense of the rights granted hereunder to any such Third Party contractor; provided that where [***] seeks to engage such subcontractor, [***] shall first obtain [***] to the appointing of such sub-contractor and, where necessary, the granting of such sublicense, provided further, that if a Third Party contractor is specified or otherwise authorized generally for categories of activity in an approved Product Work Plan, then [***] to [***] the [***] and [***] of a [***] to such Third Party contractor solely for the purposes set forth in such Product Work Plan.
2.5    [***]. Except as permitted in [***] in respect of [***], each Party may only [***] the [***] to such Party under [***], and [***] with the other Party’s [***].  Any [***] granted by either Party pursuant to this Agreement will be [***] the [***] of [***].  In addition, each Party will [***], with respect to the Products and the [***] Products or [***], to [***] or [***] the [***] that such [***] may [***] in connection with its activities with respect to the Products and the [***] Products that would constitute [***] or [***] if arising [***] or [***] activities, respectively, so that any such Intellectual Property will be Controlled by the [***] Party for purposes and to the extent of the [***] to the other Party provided by Sections 2.1 and 2.2 above.  [***], either Party may grant [***] of its rights hereunder to any Affiliate; provided that such Party remains primarily liable for the performance hereunder of any of its Affiliates.
2.6    Technology Transfer.
(a)    General. Momenta will use Commercially Reasonable Efforts to transfer the Technology Package to CSL:
(i)    in accordance with the outline of the Technology Transfer Plan attached hereto as Schedule 1.135 where both activities and timeframes are specified in that Schedule; and
(ii)    otherwise in accordance with the Technology Transfer Plan, and both Parties will perform their respective activities under and in accordance with the Technology Transfer Plan (with the Technology Transfer Plan to prevail over the outline in the event of any inconsistency).
(iii)    In exercising such Commercially Reasonable Efforts a Party shall not be responsible for any delay or failure to achieve an objective to the extent such delay or failure is caused by the actions of the other Party.
(b)    Technology Transfer Plan. Momenta will use Commercially Reasonable Efforts to execute the Technology Transfer Plan in an [***] and [***] and in accordance with Schedule 1.135 (as modified (if applicable) by the agreed Technology Transfer Plan) In [***] the [***], Momenta will use Commercially Reasonable Efforts to transfer to CSL [***] under the Technology Package which are specified in Schedule 1.135 within [***] after the Effective Date and the Parties shall use Commercially Reasonable Efforts to complete the Technology Transfer Plan [***] with the goal of completing all activities under the Technology Transfer Plan no later than [***] after the Effective Date.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

2.7    Retained Rights. Any rights of Momenta not expressly granted to CSL under the provisions of this Agreement shall be retained by Momenta and any rights of CSL not expressly granted to Momenta under the provisions of this Agreement shall be retained by CSL.
2.8    [***]. For the avoidance of doubt, in the event either Party [***] or [***], or has an opportunity to [***] or [***], directly or by way of an [***] to a product or product [***] which falls within the [***] of [***] (each, an “[***]”), the [***] is obligated to deliver to the other Party a [***] at least [***] prior to the [***] of such [***] or [***] (the date on which such notice is given, the “[***]”), and the [***] Party shall have [***] following the [***], upon written notice to the [***] Party, to require [***] a [***] or [***] or [***] the [***] of [***] and [***] A failure to comply with this provision shall be considered a [***] of [***].
2.9    No Additional Licenses. Except as expressly provided in Sections 2.1, 2.2, 2.3, 2.5, 3.1(e)(vi) and Article 11, nothing in this Agreement grants either Party any right, title or interest in and to the intellectual property rights of the other Party (either expressly, by implication or by estoppel).
2.10    Bankruptcy.
(a)    All rights and licenses to Intellectual Property granted under or pursuant to any Section of this Agreement are, and shall otherwise be deemed to be, for the purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of a Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such Intellectual Property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party.
(b)    Notwithstanding any other provision of this Agreement, for purposes of Section 365(n)(2)(B) of the Bankruptcy Code, “royalty payments” shall mean solely (i) those amounts payable in Section 3.1(c), 3.1(d), and 3.1(e), in respect of Initial Products, (ii) any incremental royalty payments payable to Momenta in connection with an Opt-Out of Co-Funding with respect to the applicable Products, and (iii) any development milestones, sales milestones and royalties that may be negotiated and agreed pursuant to Section 3.1(g) in respect of [***] Products other than the [***] Product. Where, [***], [***] does not meet its [***] in respect of [***] shall automatically terminate and [***] and [***] in [***] shall be payable in respect of Products Commercialized and sold in the U.S.
ARTICLE 3.
FINANCIAL TERMS

3.1    Consideration.
(a)    Up-Front Payment. Within thirty (30) days following the Effective Date, CSL shall make a non-creditable, non-refundable upfront payment to Momenta of Fifty Million Dollars ($50,000,000).
(b)    [***]. Upon the achievement of the [***] in respect of the [***], CSL shall make a non-creditable, non-refundable payment to Momenta of [***] within [***] after such [***] is achieved; provided that if the [***] is not met but the [***] is [***] to [***] the [***] into [***], the [***] for the [***] shall be deemed to have been met, and CSL shall make the [***] payment to Momenta within [***] after [***]. For the avoidance of doubt, the payment pursuant to the provisions of this Section 3.1(b) is [***] is or [***] and shall not be affected by any [***] by [***] the [***] or [***].
(c)    Development Milestones. For the [***] for the First Product, CSL shall make the below-listed Development milestone payments to Momenta, in each case within [***] after the achievement of the corresponding milestone event. For [***] for the [***], CSL shall make [***] of the below-listed

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Development milestone payments to Momenta within [***] after the achievement of the corresponding milestone event in respect of the [***]. Each such Development milestone payment shall [***].

Development milestone events for the First Product	Milestone payment if Momenta is not Co-Funding	Milestone payment if Momenta is Co-Funding
1. [***]	[***]	[***]
2. [***]	[***]	[***]
3. [***]	[***]	[***]
4. [***]	[***]	[***]
5. [***]	[***]	[***]
6. [***]	[***]	[***]
7. [***]	[***]	[***]

Payment for Milestone [***] where [***] after [***] of [***]. In the case of both the First Product and the [***] Product, in the event that Momenta is [***] the [***] the [***] by such Product but Momenta [***] the [***] of [***] prior to [***] by such Product, the amount that would have been paid on [***] of [***] by such Product had [***] at [***] by such Product shall be paid on:
(i)    the [***] of [***] by such Product if the [***] of [***] by such Product occurs after [***] to [***] such Product; or
(ii)    the [***] of [***] by such Product if the [***] of [***] by such Product occurs [***] such Product.
Payment for Milestone [***] where [***] after [***] of [***]. In the case of both the First Product and the [***] Product, in the event that Momenta [***] the [***] the [***] by such Product but Momenta [***] the [***] of [***] prior to [***] of [***] by such Product, the amount that would have been paid on [***] of [***] by such Product had [***] at the [***] by such Product shall be paid on the [***] of [***] by such Product. For the avoidance of doubt, if Momenta [***] after the [***] by such Product, [***] shall be paid.
(d)    Sales Milestones. CSL shall make the below-listed Annual Net Sales milestone payments to Momenta in respect of the Products, in each case, with respect to the [***] in which such Annual Net Sales milestones are achieved. For avoidance of doubt, the Annual Net Sales milestones set forth in the table below reflect the aggregate Annual Net Sales of all Products in any given calendar year. Each such Annual Net Sales milestone payment shall be [***]. CSL will notify Momenta in writing that an Annual Net Sales milestone has been achieved at the same time as it provides the royalty statement pursuant to Section 3.3 for the Calendar Quarter in which such milestone was achieved and will then make the payment required in respect of such Annual Net Sales milestone together with the royalty payment for such Calendar Quarter. For the avoidance of doubt, if more than one Annual Net Sales Milestone payment is achieved in any year, all such milestones shall be payable for such year. Each such Annual Net Sales milestone payment shall be [***]. If in any year there are Net Sales of [***] or [***] Products that Momenta is [***] and [***] or [***] that [***] is [***] the [***] of [***] or [***] is [***] of [***] is [***] and [***] the [***] of [***] of [***] is [***] of [***] is [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Milestone Payments if Momenta is Not Co-Funding		Milestone Payments if Momenta is Co-Funding
Global Annual Net Sales (in the aggregate) for all Products	Milestone Payment	Annual Net Sales (in the aggregate) outside the United States for all Products	Milestone Payment
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(e)    Royalty Payments. CSL shall pay to Momenta, during the Royalty Period, a royalty on Net Sales of each [***] (whether such sales are made by it, its Affiliates or Sublicensees) as follows:
(i)

Royalties if Momenta is Not Co-Funding		Royalties if Momenta is Co-Funding
Global Annual Net Sales	Royalty rate	Annual Net Sales outside the United States	Royalty rate
The portion that is [***]	[***]	The portion that is [***]	[***]
The portion that is [***] and [***]	[***]	The portion that is [***] and [***]	[***]
The portion that is [***] and [***]	[***]	The portion that is [***] and [***]	[***]
The portion that is [***]	[***]	The portion that is [***]	[***]
(ii)    For the avoidance of doubt, a royalty is payable on a country-by-country basis where such sales of [***] meet one of the following criteria:
(1)    the sale or use of such [***] in [***] would infringe a granted Valid Claim of any Momenta Patent Right or any Joint Patent Right in that country where (i) the [***] is [***] of the [***] of [***] in the [***] in the [***] of [***] and (ii) for the purpose of determining whether such Valid Claim is infringed, no effect is given to any license granted under this Agreement or to any [***] of [***] to [***];
(2)    [***] applies to the [***] in that country; or
(3)    the sale is made in a country within the period of [***] from [***] of such [***] in that country.
(iii)    If, during the Royalty Period for an [***], on a country-by-country basis:
(1)    Neither Section 3.1(e)(ii)(1) nor Section 3.1(e)(ii)(2) applies to such [***]; and
(2)    such [***] is [***] to [***] from a product [***] with respect to [***] and which has [***], then the Royalty payable by CSL in respect of such [***] in such country shall be [***] of the [***] described in Section 3.1(e)(i).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(iv)    If CSL pays [***] or [***] pursuant to a [***] or an [***] for a Product then the royalties payable to Momenta may be reduced as provided for in Section 7.6.
(v)    If CSL is unable to fully offset under Section 3.1(e)(iv) above amounts paid to Third Parties pursuant to [***] and/or [***] against royalties due for a Calendar Quarter as permitted in accordance with Section 7.6, CSL shall be entitled to [***] to [***] for [***], subject to the limitations in Section 7.6.
(vi)    Upon the expiration of the Royalty Period with respect to any Product in any particular country in the Territory, CSL shall have a [***] in such country to the Momenta Intellectual Property to research, Develop, make, use, import, sell, have made, have sold and otherwise Commercialize such Product.
(f)    Royalty set for convenience of the Parties. Given the worldwide scope of this Agreement, the impracticality of monitoring by CSL of the movement of [***] Product(s) through international markets, that Momenta will, or may, be granted new patents from time to time in various countries throughout the Territory throughout the Term that will be licensed hereunder, and the impracticality of establishing the relative contribution of each Momenta Patent Rights and Momenta Know-How to the value of [***] Product(s), in particular at the stage in the Development cycle for the [***] Product(s) at which the Parties are entering into this Agreement, it is agreed and recognized that paying royalties on worldwide sales of [***] Product(s) at the rates set forth in this Agreement is fair and reasonable, representing a balance between the concerns and interests of both Parties and resulting in a convenience for CSL.
(g)    Financial Terms for [***] Products other than the [***] Product. Subject to Section 3.1(d) and Article 4, if there is a decision to proceed with the Development of a [***] Product other than the [***] Product pursuant to Section 5.1(d), the amount of milestones and the amount of royalties and which, if any, of Momenta Patent Rights, CSL Patent Rights and/or Joint Patent Rights should trigger any obligation to pay a royalty shall be [***] the [***] and [***] to [***] the [***] the [***] for such Product; provided that if a [***] the [***] the [***] to [***], then the Parties [***] the [***] in [***] and [***] the [***] is [***] to [***] the [***] the [***] to [***] the [***] to the [***] of the [***]. The [***] or [***] in the [***]. The [***] of [***] the [***] be [***] to [***].
3.2    Invoices and payment Unless expressly provided otherwise in this Agreement, following CSL’s achievement of an event in respect of which a payment (other than a royalty or Annual Net Sales milestone payment) is due to Momenta under this Agreement, including Development milestones payments, CSL shall provide Momenta with written notice of such achievement [***] of such occurrence. Momenta shall then invoice CSL for the amount payable, which payment shall be payable within [***] of receipt by CSL of a duly rendered invoice from Momenta.
3.3    Net Sales Statements. CSL will accrue all Net Sales for the applicable Products and will maintain books and records in respect of same in accordance with the terms and conditions hereof and in accordance with applicable Accounting Standards. From the first Calendar Quarter in which the First Commercial Sale of Product is made and for so long as a royalty remains payable under this Agreement with respect to any Product, CSL will, within [***] after the end of each [***], submit to Momenta a [***] of the Net Sales during the just-ended [***]. Within [***] after the end of each Calendar Quarter, CSL will submit to Momenta a Net Sales Statement and accompany such statement with payment of the royalty.
3.4    Program Expenses. Subject to Momenta’s obligations in connection with its Co-Funding Options in Article 4, from and after the Effective Date, CSL shall bear all Program Expenses. Except to the extent that provisions of Article 4 apply as a result of Momenta’s exercise of a Co-Funding Option, then within [***] of the end of each Calendar Quarter, Momenta shall provide CSL with an invoice for the Program Expenses incurred by Momenta during such Calendar Quarter and CSL shall reimburse Momenta for such Program Expenses within [***] of the receipt of such notice.
3.5    Currency. All payments under this Agreement will be made in United States Dollars. For the purpose of calculating payments made or costs incurred in currencies other than Dollars, each Party will apply an

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

exchange rate sourced from a reputable source, which it will notify to the other Party from time to time, in accordance with its then-standard internal practices, consistently applied.
3.6    Payments to be made to the Parties’ nominated bank accounts. All payments due to be paid to a Party pursuant to this Agreement must be made to that Party’s bank account notified to the payer in writing (which notification will include, for any given invoice, the necessary wire transfer instructions and relevant information). At the Execution Date:
Momenta’s bank account details are:
[***]
Account Number: [***]
[***]
CSL’s bank account details are:
[***]
Account Number: [***]

ARTICLE 4.
CO-FUNDING OPTIONS; REPORTING AND RECORD KEEPING
4.1    In General. CSL hereby grants to Momenta the following co-funding options in respect of the Products and the [***] Products; provided that Momenta may exercise only one of the following co-funding options:
(a)    Momenta shall bear fifty percent (50%) of the global Research Expenses of the [***] Products, fifty percent (50%) of global Development Expenses for the Products and fifty percent (50%) of Commercialization Expenses and [***] in the United States for the Products, in each case from and after the Co-Funding Option Effective Date, in exchange for which Momenta shall receive fifty percent (50%) of all Profits and Losses for the Products and Research Products in the United States (the “50% Co-Funding Option”) and the applicable milestones and royalties as set forth in Section 3.1. Momenta may exercise its 50% Co-Funding Option by written notice to CSL [***] after the [***] for the [***].
(b)    Momenta shall bear fifty percent (50%) of the global Research Expenses of the [***] Products, fifty percent (50%) of global Development Expenses for the Products and fifty percent (50%) of Commercialization Expenses and [***] in the United States for the Products, in each case from and after the Co-Funding Option Effective Date, in exchange for which Momenta shall receive thirty percent (30%) of all Profits and Losses for the Products and [***] Products in the United States (the “30% Co-Funding Option”) and the applicable milestones and royalties as set forth in Section 3.1. Momenta may exercise its 30% Co-Funding Option by written notice to CSL at any time prior to [***] after the date on which Momenta receives [***] the [***] of the [***] or [***], in each case in respect [***] the [***] is [***] and [***] to [***] (taking into account any [***] of any [***] with respect [***] may be made [***]).
4.2    Opt-Out of Co-Funding.
(a)    Total Opt-Out. At any time on and after the Co-Funding Option Effective Date, Momenta has the right, in its sole discretion, to cease Co-Funding for all current and future Products upon [***] written notice to CSL (the “Opt-Out Notice”); provided that, following the effective date of such Opt-Out Notice:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(i)    Momenta shall have no further obligation to co-fund Research, Development or Commercialization of any Product or [***] Product and shall have no right to share in the applicable Profit percentage; and
(ii)    Momenta will be entitled to receive all royalty and milestone payments, for all Products, that are achieved following the Opt-Out Notice Effective Date. For the avoidance of doubt, Momenta will not be eligible to receive any payment under Section 3.1(c) for a Development Milestone achieved prior to the Opt-Out Notice Effective Date except to the extent expressly provided with respect to Milestones 1 and 2 in Section 3.1(c); and
(iii)    CSL shall make [***] ([***] provided for below) to Momenta in a [***] to [***] (the [***]), [***] follows:
(1)     all [***], excluding [***] or [***] the [***] for which it [***], [***] reference to the [***] and [***] and taking into account both [***] and [***] the [***] to the [***] following preparation of each such [***];
(2)    [***] any [***] to Momenta as [***] of [***].
The [***] shall be [***] by way of [***] in the [***] of [***] up to a [***] of a [***] in such [***] on [***], in the form of such [***] the [***]. In addition, CSL shall [***] to [***] within [***] of the Opt-Out Notice Effective Date, [***] or [***] by [***] for which it has [***] any [***].
(b)    Future Product Opt-Out. If Momenta is Co-Funding any Product at the time the [***] for a [***] is [***], Momenta has the right[***], upon giving written notice to CSL within [***] after the [***] for such [***] is [***], to opt out of Co-Funding that Product and all future Products and future [***] Products. In such event, Momenta would continue to [***] to the [***] to [***] under this section. [***] that were [***] or [***] for [***] which it will no longer be Co-Funding (that is, excluding those which were incurred in respect of [***] which Momenta is continuing to Co-Fund) shall be [***] the [***] of [***] in such [***] on [***] until Momenta [***], in the form of [***], the relevant [***].
4.3    Cost Share and Profit Share for Co-Funding of Products and [***] Products. If, and during the period for which, Momenta is Co-Funding, the Parties shall comply with the following financial reporting requirements:
(a)    Initial Payment of Program Expenses. Except as expressly provided otherwise in this Agreement, the Party initially incurring Program Expenses will be responsible for and pay for all Program Expenses so incurred. Each Party will accrue all Program Expenses for [***] Products and Products and maintain books and records for same in accordance with the terms and conditions hereof and in accordance with applicable Accounting Standards. Within [***] after the end of each [***], each Party will submit to the other Party a non-binding, good faith estimate of such Program Expenses accrued and Net Sales, as applicable, during the just-ended [***].
(b)    Summary Statements. Within [***] after the end of each Calendar Quarter, each Party will submit to the other Party a Summary Statement. Such Summary Statements shall:
(i)    specify in reasonable detail all expenses included in such Program Expenses during such Calendar Quarter and, upon the reasonable request of the other Party, shall be accompanied by invoices, and/or other appropriate supporting documentation; or
(ii)    report Program Expenses and Losses which are subject to Momenta’s current Co-Funding on a [***] (e.g., [***] costs and [***] costs); and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(iii)     contain a separate summary of the Program Expenses and Losses which Momenta is required to share pursuant to its Co-Funding.
In order to accomplish this, the Parties shall seek to resolve any questions related to the non-binding, good faith estimate of such Program Expenses [***] and Net Sales provided pursuant to section 4.3(a) above, as applicable, within [***] following receipt by each Party of the other Party’s estimate. Thereafter, the JSC shall facilitate the finalization of the Parties’ Summary Statements, as applicable, hereunder and the resolution of any questions concerning such Summary Statements. Upon the request of either Party from time to time, the Parties’ [***] personnel will discuss any reasonable questions or reasonably arising issues in relation to the Summary Statements, including the basis for the accrual of specific Program Expenses (provided that where such Program Expenses were [***] or [***] and are within the amount most recently budgeted for the relevant Activity, the [***] that any question or issue is [***] shall be on the Party [***] such question or issue).
(c)    Reimbursement and Co-Funding Report. Within [***] after the last day of each Calendar Quarter, CSL will prepare a Reimbursement and Co-Funding Report. Without limiting the foregoing, the Reimbursement and Co-Funding Report for each such Product shall include:
(i)    the [***] and [***] which are to be shared by the Parties pursuant to Momenta’s Co-Funding (to be drawn from the Parties’ respective Summary Statements and setting out details of [***] and [***] pursuant to Section 4.3(b) and [***]);
(ii)    following the First Commercial Sale of any Product, the [***] sales of Product on a country-by-country and Product-by-Product basis, sold by each Party, its Affiliates and Sublicensees during the Calendar Quarter, including the amount of such Product sold and the [***] invoiced for such Product;
(iii)    a calculation of Net Sales of such Product from [***], including [***] on [***] allowed to be taken pursuant to [***], along with a description of the [***], [***] and [***] for such [***]; and
(iv)    The calculation, for the relevant period, of the US Profits (which, for the avoidance of doubt, the Parties agree could be [***]) and Losses, including [***] on the (A) [***] including [***], including [***] on [***] of [***], [***] and [***] variances, [***] reevaluations and [***] and any other applicable components, along with applicable accounting policies, methodologies and calculations for such components; (B) [***], including itemized information on applicable components of such costs, along with applicable accounting policies, methodologies and calculations for such components; (C) [***]; and (D) all [***] Program [***].
(d)    Payments of Cost Share and Profit Share. Based on the Reimbursement and Co-Funding Report, the applicable Party (to whom a net amount is owed to achieve the applicable Profit and Loss share percentage as set forth in Section 4.1) will invoice the other Party after such Reimbursement and Co-Funding Reports are complete, and the receiving Party will pay such invoice within [***] of receipt of invoice.
4.4    Semi-Annual Reports when Momenta not Co-Funding. For Products which Momenta is not Co-Funding, CSL must deliver to Momenta, via the JSC, a [***] report (within [***] after [***] and [***]) that sets out, in summary form, the material elements of its Development and Commercialization plans for the preceding [***] and the [***] and shall include [***] or [***] of such plans which it [***] or [***] in the [***] and [***] or [***] of such plans which it did [***] or [***] including [***] for such [***] or [***], together with an [***] for any changes in related [***]. For the purpose of the semi-annual report provided under this Section, the Commercial plan summary shall contain the information provided under clauses (a)(iii), (iv), (v), (vi) and (viii) of Section 1.32.
4.5    Overdue Payments. If any payment owed to a Party under this Agreement is not made when due, such outstanding payment shall accrue interest (from the date such payment is due through and including the date upon which full payment is made) at a rate of [***] per month from the due date until paid in full; provided that in no event shall said annual rate exceed the maximum interest rate permitted by Applicable Law in regard to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

such payments. Such payment, when made, shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate nor waive the right of a Party to any other remedy, legal or equitable, to which it is entitled because of the delinquency of the payment.
4.6    Taxes. The royalties and milestones payable under Article 3, and other amounts due to either Party hereunder (“Payments”) shall not be reduced by any value-added tax or any other sales tax or duties unless required by Applicable Law; provided, however, that the Parties shall cooperate to minimize any tax liability. Each Party alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by the other Party) levied on account of, or measured in whole or in part by reference to, any Payments it receives; provided, however, that the payer shall deduct or withhold any applicable withholding taxes or similar mandatory governmental charges levied by any governmental jurisdiction from the amount due to the other Party hereunder which the payer is required by Applicable Law to deduct or withhold. CSL and Momenta will cooperate in obtaining any necessary documentation required under applicable tax law, regulation, or intergovernmental agreement. Notwithstanding the foregoing, if the Party receiving the Payment is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to the payer or the appropriate governmental authority (with the assistance of the payer to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the payer of its obligation to withhold tax, and the payer shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that the payer has received evidence, in a form reasonably satisfactory to it, of the other Party’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] prior to the time that the Payments are due. If, in accordance with the foregoing, the payer withholds any amount, it shall pay to the other Party the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send to the other Party proof of such payment within [***] following that payment. Without limiting the generality of the foregoing, the Parties acknowledge and agree that: (i) [***] is [***] and [***] is [***]; (ii) under current [***] and [***], no amount contemplated to be payable under this Agreement by [***] is subject to any [***] or [***]; and (iii) [***] a [***] in [***], [***] from the amounts payable pursuant under this Agreement [***] in respect of [***], provided that Momenta delivers a properly [***] and duly [***].
4.7    Audits; Records and Inspection. CSL shall keep, and where Momenta has exercised a Co-Funding Option or a Co-Promotion Option or Momenta is performing Activities under a Research Plan or Product Work Plan, Momenta shall keep with respect to all relevant Products and [***] Products, complete, true and accurate books of account and records for the purpose of determining, as applicable, any reimbursement or the sharing of Program Expenses, Profits and Losses, and any royalty payable under this Agreement. Each Party shall also require its Affiliates and Sublicensees to keep all such books and records. Such books and records shall be kept at the principal place of business of each Party or its Affiliates or authorized Sublicensees, for at least [***] following the end of the Calendar Quarter to which they pertain. Upon [***] prior written notice from a Party, the other Party shall permit, and shall ensure that its Affiliates and Sublicensees shall permit, an independent certified public accounting firm of recognized international standing, selected by the requesting Party and reasonably acceptable to the other Party, at the requesting Party’s expense, to have access to such Party’s (or its Affiliates’ or Sublicensees’) records, specific to a country in the Territory, as may be reasonably necessary to verify the accuracy of any amounts reported, actually paid or payable under this Agreement for [***] to the date of such request. Such audits may be made no more than once each calendar year, during normal business hours at reasonable times mutually agreed by the Parties. If such accounting firm concludes that additional amounts were owed to the requesting Party during such period with respect to such country, or if the requesting Party overpaid for any rates or fees for products or services with respect to such country, the other Party shall pay such additional amounts or refund such overpayment (including interest on such additional sums with respect to such country of the Territory in accordance with Section 4.5) within [***] after the date the requesting Party delivers to the other Party such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by the requesting Party; provided, however, that if the audit discloses that the amounts payable to such Party for the audited period are more than [***] of the amounts actually paid for such period in such country of the Territory as applicable, or if the audit discloses that the other Party has [***] the [***] or [***] or [***] in the period in such country of the Territory as applicable, [***] then the other Party shall pay the reasonable fees and expenses charged by such accounting firm. Upon the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

expiration of [***] the end of any calendar year, the calculation of any amounts payable with respect to such calendar year, or rates or fees charged for such year shall be binding and conclusive upon the Parties.

ARTICLE 5.
RESEARCH, DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION
5.1    Research Collaboration.
(a)    [***] Products. During the Term or a part thereof, the Parties will undertake research in respect of [***], which may include the [***] Product, in accordance with the Research Plan, which will be discussed and [***] by the Parties, and reviewed [***] by the JSC no less frequently than [***]. Selection of each [***] to be included as a [***] Product in the Research Plan shall be subject to the [***] the [***]. In selecting [***] for inclusion in the Research Plan, the Parties will have regard to [***] and [***] and [***] obtained in respect of such [***] and shall bear in mind the best interests of the collaboration and their mutual desire to Develop and Commercialize Products.
(b)    The initial Research Plan, including its duration and the [***] to be included as [***] Products, will be [***] by the Parties [***] of the Effective Date.
(c)    The Research Plan, as in effect at any time, shall identify, at a minimum:
(i)    the [***] to be subject to Research as [***] Products under the Research Plan;
(ii)    the Research Activities to be conducted by each Party with respect to such [***] Products, including which Party will be responsible for the manufacture of [***] Products;
(iii)    the estimated budget for such Research Activities on a [***] Product by [***] Product basis; and
(iv)    any preliminary research that a Party may conduct at its own expense to facilitate the proposal of future Research Activities.
(d)    [***] Product Development and Commercialization Decision for [***] Products. [***], at any time, [***], and shall so notify [***] and the notice provisions of this Agreement upon making such [***]. The date of such notice shall be the “Development Approval Date” for such [***] Product. From and after the Development Approval Date for such [***] Product, such [***] Product shall be deemed to be a “Product” under this Agreement.
5.2    Development of Products
CSL shall be responsible for Development of Products and for the [***] and [***] of Development Plans.
(a)    Development of each Product, including the First Product and any [***] Product which becomes a Product under this Agreement as provided in Section 5.1(d), shall be conducted pursuant to a Development Plan.
(b)    CSL shall prepare an initial Development Plan for the First Product on a basis consistent with the outline attached as Schedule 5.2(b). [***] in the [***] the [***] and [***] to [***]. Such initial Development Plan shall be [***] by the JSC on or before [***] after the Effective Date, or at such other time that is mutually agreed in writing by the Parties.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(i)    Momenta shall, unless otherwise provided for in the initial Development Plan for the First Product, use Commercially Reasonable Efforts to exercise Momenta’s rights under its [***] and [***], at [***], to [***] of the First Product for the [***] for the First Product. The expenses of [***] such [***] incurred on and from [***] shall be included in the Development Plan and [***] in accordance with the provisions of this Agreement [***] of [***] they were incurred [***] of the Development Plan, and provided that they are [***] with [***] and [***] by email or correspondence.
(ii)    The initial Development Plan and the initial Research Plan shall similarly provide for the [***] of [***] after the Effective Date regardless of whether such [***] to [***] the [***] or the [***] and provided that they are [***] with [***] and [***] by email or correspondence.
(c)    CSL shall prepare an initial Development Plan for each [***] Product that becomes a Product under this Agreement. [***] in the [***] and [***] to [***]. Such initial Development Plan for such Product shall be [***] the JSC on or before [***] after the Development Approval Date for such [***] Product.
(d)    During the [***] and [***] of any initial Development Plan, the Parties, through the JSC, shall [***] the following (subject to [***]): (1) [***] for the [***] of [***] for clinical development and potential [***], (2) [***] for [***] of clinical program [***], and (3) research efforts to [***] and [***] CSL agrees [***] to [***] related to (1), (2) and (3), which may involve activities to be performed at Momenta, including [***] for the [***] of [***].
(e)    Each Development Plan shall be updated [***] and shall contain a [***] covering at least the [***], with [***] estimates for [***] to [***] along with a [***] of [***] and [***] and [***] expected to be [***] the [***] and [***] of development, in all cases consistent with [***] and [***] processes [***]. Without limiting CSL’s general obligation to [***] as provided for in [***], [***] may [***] and [***] the Development Plan after [***] of the [***] Development Plan. [***] shall [***] through JSC meetings, Activity Reports and Annual Program Reviews provided for in Sections 5.7, 5.8 and Article 4. [***] will [***] of [***] or [***] to the Development Plan and [***] the [***] with [***] CSL will provide an [***] to Momenta via the JSC at least each [***].
(f)    As provided in [***] and [***]; CSL’s [***], if [***] cannot [***] on the [***] of any initial Development Plan for any Product within the timeframe specified above, the Parties shall [***] the [***] to [***] in accordance with [***]. If the matter remains unresolved [***] after [***] to [***], the matter may be resolved by [***] in [***] to the [***] of [***].
(g)    If Momenta is Co-Funding and CSL elects to take a [***] Product into Development and [***] the [***] and/or Commercialized are a [***] the [***] to [***] for such Product such that [***] with respect to such initial Development Plan, Momenta shall have the right to [***] such Product. Momenta shall [***] by written notice to CSL within [***] of [***]. Upon such notice, Momenta will be [***] to have [***] of [***] such Product and [***] (i.e., [***] of [***] or [***]), on the same basis and with the same consequences with respect to such Products (but no other Products) as provided with respect to all Products in [***]
5.3    Commercialization of Products
CSL shall be [***] and for the [***] and [***] of Commercialization Plans.
(a)    Commercialization of each Product shall be conducted pursuant to a Commercialization Plan.
(b)    CSL shall be [***] a Commercialization Plan for each Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(c)    CSL shall [***] Commercialization Plan for each Product no later than [***] the first [***] seeking [***] for such Product in a Major Country.
(d)    CSL shall [***], through [***], regarding the initial Commercialization Plan for any Product, but [***] the [***] by the JSC shall [***].
(e)    CSL [***] may [***] and [***] the Commercialization Plan for any Product [***], and will provide an [***] Commercialization Plan to Momenta via the JSC at least each [***].
(f)    The Commercialization Plan for each Product shall include [***] of [***] that is [***] to [***] Commercialization of such Product and [***] and [***].
5.4     CSL’s Obligation to Share Commercialization Plans. CSL shall provide Commercialization Plans to the JSC [***] of [***] which Momenta [***], on a [***] basis, for [***] Momenta is [***] such Product.
5.5    Manufacture of Products
(a)    CSL shall have the sole responsibility for Manufacturing strategy and shall be [***] all Products, including [***] and [***] of any [***].
(b)    Notwithstanding the foregoing, Momenta will use Commercially Reasonable Efforts to assist with [***] from [***] to CSL and Momenta [***] that it has no knowledge, at the Execution Date, of any contractual or commercial objection, either of Momenta or of its [***] to [***].
5.6    Responsibility; Diligence.
(a)    Subject to the terms of this Agreement, each Party and its Affiliates shall use Commercially Reasonable Efforts to undertake the Activities assigned to it under each Product Work Plan and the Research Plan.
(b)    CSL shall use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize Products in the Territory. Notwithstanding any other provision of this Section 5.6, CSL shall be deemed to have satisfied this obligation if CSL is [***] to (i) [***] for [***] for human use in [***] and (ii) to Commercialize each Product for human use [***] in which [***] is achieved.
(c)    The Parties recognize and agree that commercial or scientific circumstances may mean that it [***] to continue Research, Development or Commercialization of a specific Product or [***] Product, and that [***] in such circumstances [***] a [***] to satisfy its [***] hereunder provided that [***] to use Commercially Reasonable Efforts to Research, Develop or Commercialize [***] or [***] for human use or [***] for human use in satisfaction of [***].
(d)    CSL shall promptly notify Momenta of [***] of [***] on any Product or Research Product by means of a written report setting out in reasonably informative detail the reasons for [***] to [***], as applicable, Research, Development or Commercialization of such Product or [***] Product.
5.7    Activity Reports. Each Party shall report on Activities undertaken by it in accordance with and in performance of the Product Work Plans and the Research Plan. Such reports shall be provided in connection with meetings of the JSC or as otherwise required under this Agreement.
5.8    Annual Program Review. At the request of either Party, the JSC shall conduct an overall program review once each calendar year during the Term.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

5.9    Regulatory Matters
(a)    From and after the Effective Date, on a country-by-country basis, [***] for seeking Regulatory Approvals for the Products in each country in the Territory, in accordance with Product Work Plans. All Regulatory Submissions will be filed, [***] the [***] of [***] or its nominee, which entity will be the holder of all resulting Regulatory Approvals.
(b)    CSL will keep the JSC [***] regarding the [***] relating to the [***] or [***] of any Regulatory Approval in the Territory, which include, but are not limited to, [***] and [***] of Regulatory Submissions, [***] and [***] and [***] with Regulatory Authorities.
(c)    CSL agrees to [***] and to [***] in relation to [***] likely to be relevant to the Development and Commercialization of Products, including but not limited to [***], and further agrees that, [***] the Parties will, through the JSC, [***] and [***] and [***] from time to time.
5.10    Momenta’s Co-Promotion Option.
(a)    In General. Subject to [***] CSL hereby grants to Momenta an option, on the terms and subject to the conditions of this Agreement, to participate in the promotion, in the U.S., of those Products which it is Co-Funding.
(b)    Exercise. Momenta may exercise its Co-Promotion Option with respect to a Product by written notice to CSL [***] prior to the [***] of the [***] for such Product as determined by reference to the most recent Development Plan for that Product reviewed by the JSC. On Momenta’s request, CSL [***] the [***] be [***] and shall [***] to [***]. Momenta shall exercise its Co-Promotion Option by written notice to CSL, following which the Parties will [***] and [***], by [***] to [***] of the [***] (as determined by reference to the most recent Development Plan for that Product reviewed by the JSC) the Commercialization Activities which Momenta will undertake (determined taking into account [***] and [***] to [***] the [***]) and the terms of a Co-Promotion Agreement to govern such Activities and the parties’ rights and obligations with respect thereto. The terms of such Co-Promotion Agreement shall be [***] and [***]. If the Parties cannot agree, the Parties shall [***] the [***] in [***], and [***] in [***] and [***] in [***] is [***]. If any inconsistency arises between the terms of this Agreement and the terms of the applicable Co-Promotion Agreement, the terms of this Agreement shall prevail. Momenta shall not have the right to promote any Product, unless and until a Co-Promotion Agreement, which permits the promotion by Momenta of such Product in the United States, is entered into by the Parties.
(c)    Co-Funding not affected by Co-Promotion. The Parties shall continue to share Profits and Losses in accordance with Article 4 with respect to each Co-Funded Product, regardless of whether Momenta exercises or does not exercise its Co-Promotion Option with respect to the Products.
(d)    CSL to book all sales. CSL will book (directly itself or indirectly through any of its Affiliates and Sublicensees) all sales revenue of the Products in the Territory.
(e)    Consequences for Co-Promotion of decision by Momenta not to exercise its Co-Funding Option or of Co-Funding Opt-Out. Momenta’s rights under this Section 5.10 will cease as of:
(i)    the deadline for Momenta’s exercise of its 30% Co-Funding Option, if Momenta fails to exercise its Co-Funding Option; or
(ii)    the Opt-Out Effective Date for each Product in respect of which Momenta has exercised, or still maintains, a Co-Funding Option and subsequently exercises its right to opt out of such Co-Funding Option, and any Co-Promotion Agreement shall automatically terminate in accordance with its terms.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

5.11    Exclusive Collaboration. For as long as there is [***], each Party shall collaborate exclusively with respect to any [***] with the other Party regarding Research or Development and shall not, and shall ensure that its respective Affiliates and Sublicensees shall not, independently undertake, or collaborate with or license any Third Party or any [***] who has Intellectual Property and activities [***] the [***] the [***] of [***] to [***] and/or Development of any [***] without the other Party`s prior written consent (which may be granted or withheld in such other Party’s absolute discretion). During the Term each Party shall collaborate exclusively with respect to any [***] with the other Party regarding Manufacture or Commercialization and shall not, and shall ensure that its respective Affiliates and Sublicensees shall not independently undertake, or collaborate with or license any Third Party or any [***] who has Intellectual Property and activities [***] the [***] the [***] of [***] to [***] or [***] of any [***] without the other Party’s prior written consent (which may be granted or withheld in such other Party’s absolute discretion). Exceptions from these obligations apply as follows:

(a)    To perform such [***] as may be required to [***] and [***] a [***] for [***] as a [***] Product under this Agreement as provided in Section 5.1 (Research Collaboration);
(b)    To conduct [***] or [***] with respect to an Acquired Product in compliance with Section 2.8; and
(c)    As provided in Section 5.12 ([***]) and Section 5.14 ([***] on the [***] in Certain Circumstances).
The provisions of this Section 5.11 shall not apply to any activity by an [***] of a Party following a [***] or any Affiliate of such [***] (other than an Affiliate of such Party prior to the [***]) to the extent that such activity is engaged in without using or incorporating any Collaboration Technology Controlled by such Party or otherwise licensed to such Party under this Agreement, where [***] or [***] the [***] or [***] of [***] or [***] of [***] of [***].
5.12    [***]. In respect of any Product [***] is [***] or [***], or any [***] to [***], CSL will reasonably consider and discuss [***] of [***] and/or [***] such Product or [***] Product. Momenta may initiate discussions regarding such [***] at any time by written notice to CSL. Following such discussion, CSL will notify Momenta [***] to [***] and [***], such [***] to [***], and [***] of its [***]. In no circumstances shall it be [***] to [***] to any [***] and/or [***] of a Product or [***] Product in [***] which is included in [***] or [***]. For the avoidance of doubt, the provisions of this Section do not [***].
5.13    Development or Commercialization other than for Human Use. Neither Party will be required to Co-Fund or invest any amounts in respect of activities (including Activities) aimed at exploitation, Development or Commercialization of Products or [***] other than for human use unless it has provided prior written consent to such activities. Should [***] to initiate Development or Commercialization of a [***] in a field other than for human use, [***] and [***] and [***] of a [***]. The Parties shall [***] and [***] to [***] on such terms within [***] of [***] the [***]. If after [***], the Parties are [***], then the Parties shall resolve the dispute first through [***], and if the [***] are unable to resolve the dispute, the Parties will try, in [***], to resolve the dispute by [***] pursuant to the [***] of the [***]). The [***] or [***] the [***]. The place of [***] will be [***]. If the dispute cannot be resolved by [***] within [***], such dispute will be resolved by [***].
5.14    Further Research on the First Product by Momenta in Certain Circumstances. Where the [***] is [***], and CSL has not [***] after the [***] the [***], of [***] either to [***] the [***] Clinical Trial or of [***] to [***] to [***] the [***] (which the Parties agree could [***] prior to [***] or [***]), Momenta may [***] with respect to the [***] with a view to [***] and [***] the [***]. Following such [***], Momenta may present the [***] to CSL [***] and if, following [***] of [***], CSL [***] of the [***], Momenta’s [***] the [***] into the [***] shall be considered [***] under this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

ARTICLE 6.
GOVERNANCE
6.1    In General. The Parties will establish a JSC. The structure, scope of responsibility and authority of the JSC shall be as set forth in this Article 6 and are subject to the terms of this Agreement.
6.2    Structure. The JSC shall initially consist of four (4) representatives from each of CSL and Momenta, including each Party’s Alliance Manager. The JSC shall appoint a chairperson from among its members, who shall be a representative from CSL. The chairperson shall be responsible for notifying the Parties’ representatives of JSC meetings and for leading the meetings. The initial JSC representatives for each Party shall be set forth in writing within [***] after the Effective Date. Each Party may replace its representatives by providing written notice to the other Party. Employees and other representatives of each Party who are not members of the JSC may attend meetings of the JSC and any Sub-Committees as requested by that Party’s members of the JSC.
6.3    Time and Location of Meetings. The JSC (and all Sub-Committees thereof) shall meet at such times and in such manner (either in person or remotely) as the JSC shall determine; provided, however, that the initial meeting of the JSC shall be held no later than [***] after the Effective Date. Thereafter, the JSC shall meet at least once per [***] and in any event within [***] of receiving [***] which requires [***] the [***] and either a [***] the [***] or [***], the timing of which [***] on the JSC meeting. [***] of [***] meetings of the JSC, determined on an annual basis, shall be held in the [***] or [***].
6.4    Minutes. The JSC and all Sub-Committees thereof shall designate for each meeting one (1) person who shall be responsible for drafting and issuing minutes of the meeting reflecting all material items discussed and any agreements of the JSC, which minutes shall be distributed to all JSC members for review and approval. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, or determinations arising out of the meeting. Minutes of each JSC meeting shall be distributed to all JSC members [***] of such meeting and shall be finalized and approved [***] after each such meeting. Approval of minutes may be indicated by email and by signature by one (1) JSC member from each Party; provided that if a Party’s JSC members have not notified the JSC of such members’ disapproval of such minutes prior to [***] after the meeting, such minutes shall be deemed approved by, and binding on, such Party’s JSC members. Final minutes of each meeting shall be distributed to the members of the JSC by the chairperson.
6.5    Sub-Committees. The JSC may agree upon the formation of certain Sub-Committees to assist it to discharge its functions under this Agreement. Sub-Committees shall not have decision-making authority and may only provide advice, guidance and recommendations to the JSC, or provide oversight of particular activities undertaken by the Parties pursuant to the Agreement and report back to the JSC to enable it to perform its [***] and [***] functions.
6.6    Scope of Authority; Responsibilities.
(a)    The JSC shall perform the functions and assume the responsibilities and have such authority only as set forth in this Agreement. The JSC shall perform [***] and [***], including reviewing and providing input on the [***] and [***] and [***] the [***] performed under the Product Work Plans and the Research Plan and facilitating the sharing of information and reporting of [***] between the Parties.
(b)    For the avoidance of doubt, the JSC shall have no authority to: (i) amend any of the terms of this Agreement, including by means of JSC minutes, Product Work Plans, Research Plans or otherwise; (ii) waive any rights that either Party may otherwise have pursuant to this Agreement or otherwise; (iii) allocate the ownership of any Patent Rights or rights to any Know-How or the Parties’ rights to apply for Patent(s); or (iv) interpret this Agreement, or determine whether or not a Party has met its diligence or other obligations under the Agreement or whether or not a breach of this Agreement has occurred. Notwithstanding the foregoing, the JSC may make recommendations to the Parties for amendment of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

6.7    Review and approval by JSC; CSL’s Final Decision-Making Authority. If a provision of this Agreement requires the approval of the JSC, such approval must be unanimous, with representatives of CSL having one (1) collective vote and representatives of Momenta having one (1) collective vote; provided that if the JSC fails to reach such approval, the Parties shall refer the dispute to their respective senior management representatives in accordance with Section 13.11(a). If the matter remains unresolved [***] referral to such senior management representatives, the matter may be resolved [***].
6.8    Concerns regarding costs of Activities in respect of Products which Momenta is Co-Funding. If Momenta is Co-Funding a Product (a “Co-Funded Product”) and the actual Program Expenses of Development and/or Commercialization of such Co-Funded Product exceed the budgeted amounts for such Co-Funded Product by more than [***] over [***] and the [***] for [***] for the [***] also [***] the [***] in the [***] by more than [***], and such [***] does [***] to [***] to [***] in [***] or [***] by [***], in each case in relation to the relevant Co-Funded Product then the following process shall apply:
(a)    At least thirty (30) days prior to the next scheduled meeting of the JSC, Momenta may notify CSL in writing [***] in [***] detail [***] of [***] in [***] to the [***] with [***] to [***]. The matter will then be discussed at the next meeting of the JSC, at which meeting CSL [***] a [***] of [***] in [***] to [***], including any [***] its [***] and [***].
(b)    If Momenta is [***] that CSL’s [***] its [***], Momenta may, [***] the [***] each [***] for resolution under [***].
(c)    If Momenta’s [***] after [***] to [***], Momenta may [***] the [***] for [***] as [***] in [***], and then [***] in [***] for [***] in [***] with [***] to determine whether [***] and, if so, [***] the [***] by [***] in [***] of the [***] a [***] in [***] to [***] the [***]. The [***] shall have at least [***] has [***] the [***] or [***] of a [***] or [***]. In determining whether [***] were [***] of [***], the [***] shall have regard to the Activities set out in the current and previous Product Work Plans for such Co-Funded Product, any changes in the scope of such Activities [***] were [***] or [***] by [***] for the [***] or [***] of the relevant Product, the [***] for such [***], any [***] to the [***] of [***] which [***] the [***] of [***] be [***] to the [***] of [***] that [***] to [***] on [***] the [***]. If, following [***], it is determined that [***] are [***] and the [***] by [***] were [***] of [***] by [***] shall be [***] for [***] by the [***] to be [***] of [***] and [***] to [***] of [***] by [***] after such [***].
6.9    Costs and Expenses of JSC. Each Party shall be responsible for all travel costs, labor costs and out-of-pocket expenses incurred by its respective representatives in connection with attending the meetings and otherwise being part of the JSC and of any Sub-Committee.
6.10    Term of the JSC and Sub-Committees. The JSC shall, unless otherwise mutually agreed by the Parties, continue through the Term.
6.11    Alliance Managers.
(a)    Appointment. Each of the Parties shall appoint an Alliance Manager. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.
(b)    Responsibilities. The Alliance Managers shall be appointed members of the JSC and each Sub-Committee and shall attend all JSC and Sub-Committee meetings and support the chairpersons of JSC and Sub-Committees in the discharge of their responsibilities. In addition to the Alliance Managers’ duties as members of the JSC, each Alliance Manager: (i) will be the point of first referral in all matters of conflict resolution; (ii) will identify and bring disputes to the attention of the JSC in a timely manner; and (iii) will take responsibility for ensuring that governance activities, such as the conduct of required JSC and Sub-Committee meetings and production of meeting minutes, occur as set forth in this Agreement, and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

ARTICLE 7.
INTELLECTUAL PROPERTY
7.1    Ownership. The following ownership arrangements will apply unless the Parties [***] in and agree to varying them in respect of any particular Intellectual Property.
(a)    Ownership of Intellectual Property. Determinations as to which Party owns any Patent Right or Know-How developed pursuant to this Agreement will be made in accordance with the standards of inventorship under [***].  Subject to the license grants under Article 2, as between the Parties (i) CSL or its Affiliates will own all Intellectual Property invented solely by or on behalf of CSL, and (ii) Momenta will own all Intellectual Property invented solely by or on behalf of Momenta.  Each Party or its designated Affiliate, will own an undivided one-half interest in and to the Joint Intellectual Property.  In the event inventorship and ownership of any Intellectual Property cannot be resolved by the Parties with advice of their respective intellectual property counsel, such dispute will be resolved through [***] to [***] at [***] in [***] and [***] and [***] and [***] or [***].  Each Party shall make such assignments as are required to effect the ownership allocations set forth in this Section 7.1(a).  Subject to the licenses granted to the other Party under this Agreement and the other terms of this Agreement, each Party has a right to exploit its interest in the Joint Intellectual Property without the consent of and without accounting to the other Party; provided that, neither Party may assign its right, title, or interest in the Joint Intellectual Property to any Person, except (a) in connection with a permitted transaction under Section 13.3, or (b) to an Affiliate; and further provided that, neither Party may [***] or [***] in [***] that [***] and [***] to a [***] or [***] in [***] with [***]. For avoidance of doubt, assertion of Momenta Patent Rights that are infringed by a third party with respect to a product that is not a [***] Product or a Product [***] is outside the scope of this Agreement.
(b)    Employee Assignment. Each Party shall procure from each of its employees and permitted assignees and subcontractors who are conducting work under this Agreement, rights to any and all Intellectual Property such that it is properly secured as CSL Intellectual Property, Momenta Intellectual Property, and Joint Intellectual Property, as applicable, such that each Party shall receive from the other Party, without payments beyond those contemplated by this Agreement, the rights granted to such Party to use such CSL Intellectual Property (in the case of CSL), Momenta Intellectual Property (in the case of Momenta), Joint Intellectual Property, as applicable, pursuant to this Agreement.  In the event such rights have not been secured or any original holder challenges such procurement, the Party responsible for procuring such rights shall bear the entire costs or damages arising from the failure of or challenge to such procurement.
7.2    Prosecution and Maintenance of Patent Rights.
(a)    Patent Prosecution and Maintenance.
(i)    Momenta will have the first right, but not the obligation, to prepare, file, prosecute and maintain the Momenta Patent Rights at Momenta’s cost.  Where Momenta Patent Rights Cover or, if issued would Cover, a Product or a [***] Product, Momenta will provide CSL with (i) [***] of, and a [***] to [***] the [***] any [***] or other [***] from which [***] the [***] can [***] and [***] and [***] with [***] the [***] to any [***] and will [***] in [***] and [***] such [***] and (ii) subject to Section 7.9, [***] or [***] or [***] which [***] to the [***] and [***] the Momenta Patent Rights, which correspondence or other communications or actions that are to be made during the course of an action before a national patent office in the Territory (i.e., the United States Patent & Trademark Office) or national court in the Territory [***] the [***] of [***].
(ii)    CSL will have the first right, but not the obligation, to prepare, file, prosecute and maintain the CSL Patent Rights in the Territory at CSL’s cost. In respect of CSL Patents which arise out of the Research Plan or Product Work Plan, and only during the period in which Momenta retains a Co-Funding Option or is Co-Funding, CSL will provide Momenta with (i) [***] of, and a [***] to [***] the [***] any [***] or other [***] from which [***] the [***] can [***] and [***] and [***] with [***] the [***] to any [***] and will [***] in [***] and [***] such [***]; and (ii) subject to Section 7.9, [***] or [***] or [***] which [***] to the [***] and [***] the CSL Patent Rights, which correspondence or other communications or actions that are to be made during the course of an action

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

before a national patent office in the Territory (i.e., the United States Patent & Trademark Office) or national court in the Territory [***] the [***] of [***].
(iii)    On a case by case basis, the Parties will discuss, for a period not to [***], and agree which of them is best placed to prepare, file, prosecute and maintain the Joint Patent Rights in the Territory. Absent agreement, the Party which contributed the Product or [***] Product in the context of which the invention claimed in the Joint Patent Rights was invented or, if that [***] the [***] which [***] the [***] or [***] the [***] will [***] the [***] the [***] to manage such Patent Rights. The Party responsible for the prosecution of Joint Patent Rights shall bear the external costs of such Joint Patent Rights, and each Party shall be responsible for its own internal costs. The responsible Party shall provide the other Party with (i) [***] of, and a [***] to [***] the [***] any [***] or other [***] from which [***] the [***] can [***] and [***] and [***] with [***] the [***] to any [***], and will [***] in [***] and [***] such [***]; and (ii) subject to Section 7.9, [***] or [***] or [***] which [***] to the [***] and [***] the Joint Patent Rights, which correspondence or other communications or actions that are to be made during the course of an action before a national patent office in the Territory (i.e., the United States Patent & Trademark Office) or national court in the Territory [***] the [***] of [***].
(iv)    A Party providing comments in accordance with this Section 7.2(a) will provide such comments, if any, expeditiously and in any event in reasonably sufficient time to meet any filing deadline communicated to it by the other Party.  The Party receiving any such patent application and correspondence will maintain such information in confidence, except for patent applications that have been published and official correspondence that is publicly available.
(b)    Second Rights. If a Party decides not to file, prosecute or maintain a Patent Right pursuant to this Section 7.2(a), to the extent such Patent Right Covers the Development, Manufacture or Commercialization of a Product or a [***] Product, such Party will give the other Party reasonable notice to that effect sufficiently in advance of any deadline for any filing with respect to such Patent Right to permit the other Party to carry out such activity.  After such notice, such other Party may, subject to the terms of any applicable license, file, prosecute and maintain the Patent Right, and perform such acts as may be reasonably necessary for such other Party to file, prosecute or maintain such Patent Right at its own cost. If a Party does elect to file, prosecute and maintain a Patent Right pursuant to this Section 7.2(b), then the non-electing Party shall provide such cooperation to the electing Party, including the execution and filing of appropriate instruments, as may reasonably be requested to facilitate the transition of such patent activities.
(c)    Patent Term Extensions.
(i)    Regardless of which Party is filing, prosecuting and maintaining any Patent Right pursuant to this Article 7, the Parties shall discuss all opportunities for patent term extensions with respect to the Momenta Patent Rights, the CSL Patent Rights and the Joint Patent Rights in the Territory, and seek to reach agreement on which Patent Rights to seek to extend.
(ii)    Unless otherwise agreed under clause (i) above, in any country where only a single patent can be extended for a given Product, [***] the [***] to [***] to [***] that [***] for [***] in [***] or [***] that [***] for [***] in [***] for [***] for [***] and shall cooperate with [***] to allow [***] to [***] for [***] at [***].
(iii)    The Parties will cooperate with each other including without limitation to provide necessary information and assistance as the other Party may reasonably request in obtaining patent term extension (including any supplemental protection certificates or the like) or any similar rights in any country in the Territory.
(iv)    Except as provided in Section 7.2(c)(ii) above, CSL shall be responsible for the cost of seeking any extensions.
(d)    CREATE Act. Notwithstanding anything to the contrary in this Article 7, the Parties have agreed to elect under the Cooperative Research and Technology Enhancement Act of 2004, (Public Law 108-453, 118 Stat. 3596 (2004)), as codified in 35 U.S.C. § 103(c)(2)-(c)(3) or 35 U.S.C. § 102(c), as applicable,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

with respect to their rights under this Article 7.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).
7.3    Trademarks and Domain Names.
(a)    Each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.
(b)    All Products are to be Commercialized in the Territory under the Product Trademark and the Product Domain Names. CSL will own all Product Trademarks and Product Domain Names, and is responsible for the filing, prosecution, registration and maintenance of such Product Trademarks and the registration and maintenance of such Product Domain Names. The expenses of the selection, filing, prosecution and maintenance of the Product Trademarks and obtaining and maintaining the Product Domain Name shall be borne by CSL.
(c)     In the event either Party becomes aware of any actual or threatened infringement of any Product Trademark or Product Domain Name by a Third Party, such Party shall promptly notify the other Party and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including, without limitation, by the institution of legal proceedings against such Third Party. CSL shall have the first right to initiate, to control and to resolve (including by way of settlement) any such legal proceedings.
7.4    Enforcement and Defense of Enforcement Intellectual Property.
(a)    Notice of Infringement by a Third Party.  Each Party shall provide to the other Party prompt written notice of any Infringement of the subset of Patent Rights and Know-How Controlled by a Party (x) to the extent such Patent Rights or Know How are exclusively owned by, are Joint Intellectual Property or exclusive license rights are held by, a Party or the Parties with respect to the relevant Product or for the class of [***], other than under a license under this Agreement; and (y) to the extent such claims are directed to inventions Covering the manufacture, sale, import or use of a Product or a [***] Product (the “Enforcement Intellectual Property Rights”), in all cases prior to initiating any legal proceedings with respect to such Infringement.
(b)    Initial Right to Enforce. Subject to Section 7.4(d) and the provisions of any Third Party License, and solely with respect to the Enforcement Intellectual Property Rights, (i) [***] the [***] to [***] a [***] or take other appropriate action that it believes is reasonably required to protect (i.e., prevent or abate actual or threatened infringement or misappropriation of) or otherwise enforce (x) CSL Intellectual Property and Joint Intellectual Property in the Territory and (y) any [***] to [***] where the alleged Infringement involves manufacture or sale, or threatened manufacture or sale, of a product that is, or will, compete with a Product under this Agreement and (ii) [***] the [***] to [***] a [***] or take other appropriate action that it believes is reasonably required to protect (i.e., prevent or abate actual or threatened infringement or misappropriation of) or otherwise enforce [***] in the Territory except as set out in (i). The other Party shall have the right to participate in such suit or action as provided for in Section 7.4(d).
(c)    Step-In Right. Subject to the provisions of any Third Party License, and solely with respect to the Enforcement Intellectual Property Rights, if the Party with the first right to enforce (the “Initial Enforcement Rights Party”) Momenta Intellectual Property, CSL Intellectual Property or Joint Intellectual Property fails to initiate a suit or take other appropriate action that it has the initial right to initiate or take pursuant to Section 7.4(b) with respect to an Infringement within ninety (90) days after becoming aware of the basis for such suit or action, then the other Party (the “Secondary Enforcement Rights Party”) may, in its discretion, provide the Initial Enforcement Rights Party with written notice of such Secondary Enforcement Rights Party’s intent to initiate a suit and control or take other appropriate action with respect to such Infringement in the Territory. If the Secondary Enforcement Rights Party provides such notice and the Initial Enforcement Rights Party fails to initiate a suit or take such other

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

appropriate action within thirty (30) days after receipt of such notice from the Secondary Enforcement Rights Party, then the Secondary Enforcement Rights Party shall have the right to initiate a suit and to control or take other appropriate action that it believes is reasonably required to protect Momenta Intellectual Property, CSL Intellectual Property or Joint Intellectual Property, as applicable, from such Infringement in the Territory.
(d)    Participation; Conduct of Certain Actions; Costs. The Party initiating suit shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to Section 7.4(b) or Section 7.4(c) and to control such suit or other action; provided that:
(i)    The other Party shall have the right to participate, and upon request, review pleadings and discuss strategy with the Party initiating suit, including discussions with [***] counsel. The other Party shall have the right to be represented in any such suit that is based on an Infringement by its own counsel at its own expense;
(ii)    The initiating Party shall be solely responsible for the costs associated with the posting of security for any injunctions, without the prior written consent of the other Party, which absent such consent shall not constitute Commercial Expenses under this Agreement and shall be reimbursed from any recoveries under Section 7.4(e); and
(iii)    The initiating Party shall not resolve or settle any action taken pursuant to this Section 7.4 where such settlement would affect the other Party’s entitlement to receive payments under this Agreement or the validity of the other Party’s Intellectual Property Rights without the prior written consent of the other Party which shall not be unreasonably withheld or delayed.
(iv)    If required under applicable law in order for the initiating Party to initiate and/or maintain such suit, the other Party shall join as a party to the suit. Such other Party shall offer reasonable assistance to the initiating Party in connection therewith at no charge to the initiating Party except for reimbursement of reasonable out-of-pocket expenses incurred in rendering such assistance. The initiating Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings initiated by it pursuant to Section 7.4(b) or Section 7.4(c), including without limitation the fees and expenses of the counsel selected by it.
(e)    Costs Reimbursement and Recoveries. The out-of-pocket costs paid by a Party in connection any litigation or proceedings initiated under this Section 7.4 shall be reimbursed to such Party by the proceeds of any awards, judgments or settlements obtained in connection with an Infringement in the Territory, and the remainder of such proceeds shall be treated as Net Sales for the purpose of determining royalties or Profit share under this Agreement.
7.5    Third Party Claims and Suits.
In the event that a Party becomes aware of any claim that the research of any [***] Product or the Development, Manufacture or Commercialization of any Product infringes or misappropriates the Intellectual Property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance the [***] of [***] or [***] the [***] the [***] the [***] to [***] and to [***] of [***]. Expenses of such litigation shall be deemed to be [***] the [***] and [***] the [***]. If the [***] of [***], the [***] shall have the right to [***], to be [***] by its [***], at its [***], or where feasible [***] with the [***]. Each Party shall provide to the other Party copies of any notices it receives from Third Parties regarding any such alleged infringement or misappropriation or the agreed upon course of action. Such notices shall be provided promptly, but in no event after more than [***] following receipt thereof.
7.6    Third Party Licenses.
(a)      Where a Party, its Affiliates or its Sublicensees identifies the need or is otherwise offered a license, covenant not to sue or similar rights to Third Party Intellectual Property that are (i) [***] to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[***] or [***] of such Third Party Intellectual Property based on the Research of a Research Product or the Development, Manufacture or Commercialization of a Product or (ii) [***] the Research of a [***] Product or the Development, Manufacture or Commercialization of a Product, [***] to [***] or [***] with [***] to [***] or [***], such Party shall promptly notify the other Party. The Parties shall thereafter [***], regarding whether such Third Party Intellectual Property is [***] the Research of a [***] Product or the Development, Manufacturing and Commercialization of a Product. Subject to the provisions in this Section 7.6, CSL [***] to [***] in [***] of such Third Party Intellectual Property or any other Third Party Intellectual Property which it [***] to [***] the Development and/or Commercialization of Products. The Parties agree to allocate the risk and opportunity associated with such future licenses entered into with Third Parties (“Third Party Licenses”) as provided for herein.
(b)    [***]: In the event such Third Party License is [***] (but not [***] or [***]) any Intellectual Property [***] Momenta to CSL under this Agreement (a “[***]”), CSL, its Affiliates or Sublicensees [***] the [***] to [***] the [***] of [***]. In such event, then:
(i)    When Momenta is Co-Funding the Product, (1) the royalties payable on sales of such Product in any country under such [***] and (2) any licensee fees and milestone payments [***] to or [***] and [***] to the [***] in the calculation of Research Expenses, Costs of Goods Sold and/or Manufacturing Expenses, as provided for in the definition of such expenses;
(ii)    When Momenta is not Co-Funding the Product (1) the royalties payable on sales of such Product in any country under such [***] and (2) any licensee fees and milestone payments solely attributable to or [***] to [***], and [***] to the [***] to [***] to the [***] to [***] up to [***] of the amount of such license fees, milestones or royalties paid to such Third Party under any such [***] License; provided that such reduction [***] in any given [***] in the Royalty Term;
(c)    [***]: In the event CSL, any of its Affiliates or Sublicensees enters into a [***] that CSL determines is [***] for the Development and Commercialization of a Product (“[***]”), then the Parties agree that the following provisions will apply unless the Parties specifically agree, in writing, to the contrary:
(i)    When Momenta is Co-Funding the Product, (1) the royalties payable on sales of such Product in any country under such [***] and (2) any licensee fees and milestone payments [***] to or [***] to [***], and [***] to the [***] shall be included in the calculation of [***], as provided for in the [***] of [***];
(ii)    When Momenta is not Co-Funding the Product (1) the royalties payable on sales of such Product under such Approved Third Party License and (2) any licensee fees and milestone payments [***] to or [***] to [***] and [***] to the [***] shall be [***] to Momenta for such Product under Section 3.1(e) [***] to the [***] to [***] to the [***] the [***] or [***] to such Third Party under any such [***]; provided that [***] shall [***] the [***] in any Calendar Quarter by more than [***] (e.g., no more than a reduction from [***] of the then-applicable royalty rate.
For this purpose of this Section, “[***]” shall mean the percentage calculated by dividing (X) the [***] in a Calendar Quarter before any deduction in respect of such Approved Third Party License by (Y) which shall be calculated by [***] (1) [***] to [***] in a Calendar Quarter before any [***] in [***] of [***] (2) [***] in [***] of [***].
(d)    Other Third Party Licenses: Subject always to the obligations of Section 7.6(a), each Party is free to enter into any Third Party Licenses that do not impose obligations on the other Party, and the Parties may elect to discuss and seek to agree to alternative allocation of Third Party License arrangements in lieu of the provisions provided for in subsections (b) and (c) of this Section 7.6.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

7.7    Patent Marking.  Each Party agrees to mark or virtually mark and have its Affiliates and all Sublicensees mark or virtually mark all Products (or their containers or labels) sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.
7.8    Biosimilar or Interchangeable Biological Product Patent Exchange.  If the Party that is the reference product sponsor of a Product within the meaning of § 351(l)(1)(A) of the PHS Act receives notice of a Biosimilar Application filed by a § 351(k) applicant that references such Product and related manufacturing information in accordance with § 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with § 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in determining such Party’s course of action with regard to (a) engaging in the information exchange provisions of the BPCIA, including providing a list of patents that relate to the relevant Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under § 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, [***] with [***] the [***] with [***] with [***] and [***]. If any patent litigation commences with respect to a Biosimilar Application filed by a § 351(k) applicant that references such Product, then the provisions of Section 7.4 will thereafter apply as if such § 351(k) applicant were an infringer or suspected infringer.
7.9    Privileged Communications.  In furtherance of this Agreement, it is expected that Momenta and CSL will, from time to time, disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications.  Such disclosures are made with the understanding that they will remain confidential, they will not be deemed to waive any applicable attorney-client privilege and that they are made in connection with the shared community of legal interests existing between CSL and Momenta, including the community of legal interests in avoiding infringement of any valid, enforceable patents of Third Parties and maintaining the validity of CSL Patent Rights, Momenta Patent Rights and Joint Patent Rights.
ARTICLE 8.
CONFIDENTIAL INFORMATION
8.1    Confidentiality. Except as contemplated by this Agreement, each Party shall hold in confidence and shall not publish or otherwise disclose and shall not use for any purpose (except for the purposes of carrying out its obligations or exercising its rights under this Agreement): (a) any Confidential Information of the other Party disclosed to it pursuant to the terms of this Agreement, (b) the terms of this Agreement (subject to Section 8.4) until [***] after the expiration or termination of this Agreement. The members of the JSC and any Sub-Committees shall use pricing and other competitive commercial information provided by the other Party solely for purposes contemplated by this Agreement and shall not share such information more broadly within their organizations. All Confidential Information of a Party, including all copies and derivations thereof, is and shall remain the sole and exclusive property of the disclosing Party and subject to the restrictions provided for herein. Subject to Sections 8.2, 8.3, 8.4 and 8.5, neither Party shall disclose any Confidential Information of the other Party other than to those of its directors, officers, Affiliates, employees, actual or potential licensors, independent contractors, actual or potential licensees or Sublicensees (if permitted), actual or potential investors, lenders, assignees, agents, and external advisors directly involved in or concerned with the carrying out of this Agreement, on a strictly applied “need to know” basis; provided, however, that such persons and entities are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this Article 8.
8.2    Public Disclosure. The Parties have attached hereto as Exhibit 8.2, a mutually acceptable press release announcing this Agreement (the “Initial Press Release”). The JSC shall review, from time to time, proposed disclosures of the Parties relating specifically to this Agreement (or related activities, results or events) and consent for such disclosures shall not be unreasonably withheld, delayed or conditioned. Except: (a) as determined by a Party to be reasonably necessary to comply with Applicable Law (including applicable securities laws and the rules and regulations of exchanges upon which a Party’s securities are traded); (b) with respect to JSC approved disclosures; and (c) with respect to the Initial Press Release as agreed upon between the Parties, neither Party shall issue a press release or make any other public disclosure of the terms of this Agreement or the progress of Research, Development or Commercialization of any Product, [***] Product or [***] without the prior approval of such press release or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

public disclosure by the other Party. Each Party shall submit any such press release or public disclosure to the other Party, and the receiving Party shall have [***] from receipt to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld, delayed or conditioned, and provided that should the requesting Party request earlier review, the receiving Party shall use reasonable efforts to respond within a shorter timeframe. If the receiving Party does not respond to the other Party within such [***] period, the press release or public disclosure shall be deemed approved. Notwithstanding the preceding requirements related to a press release or other public disclosure, if a public disclosure is required by Applicable Law, including without limitation in a filing with the Securities and Exchange Commission or any securities exchange on which such Party’s securities are traded, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing Party’s prior review and comment. The first approval of the contents of a press release or public disclosure shall constitute permission to use such contents subsequently without submission of the press release or public disclosure to the other Party for approval.
8.3    Legally Required Disclosures. If the receiving Party or any of its representatives is required by law, rule or regulation or by order of a court of law, administrative agency, or other governmental body or any securities exchange on which such Party’s securities are traded, to disclose any of the Confidential Information, the receiving Party will (a) promptly, and if practicable, provide the disclosing Party with reasonable advance written notice to enable the disclosing Party the opportunity to seek, where appropriate, a protective order or to otherwise prevent or limit such legally required disclosure, (b) use reasonable efforts to cooperate with the disclosing Party to obtain such protection, and (c) disclose only the legally required portion of the Confidential Information. Any such legally required disclosure will not relieve the receiving Party from its obligations under this Agreement to otherwise limit the disclosure and use of such information as Confidential Information.
8.4    Confidential Terms. Except as expressly provided herein, each Party agrees not to disclose any terms of this Agreement to any Third Party without the consent of the other Party; provided, however, that disclosures may be made on a strict need to know basis to actual or prospective investors, acquirers, financing sources or licensees, or to a Party’s accountants, attorneys and other professional advisors; provided, further, that such persons and entities are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this Article 8.
8.5    Prior Agreements. All Confidential Information (as that term is defined in the Prior Confidentiality Agreement and the Prior Material Transfer Agreement) disclosed pursuant to the Prior Confidentiality Agreement or the Prior Material Transfer Agreement, respectively, shall be considered Confidential Information under this Agreement, subject to the exceptions in Section 1.36.
8.6    Return of Confidential Information. Each Party shall return or destroy, at the other Party’s instruction, all Confidential Information of the other Party in its possession upon termination or expiration of this Agreement, The receiving Party shall provide a written confirmation of such destruction within thirty (30) days after such destruction; provided that the foregoing shall not apply to any Confidential Information that is legally required to be retained (including by any Regulatory Authority) or necessary to allow such Party to perform its obligations or exercise any of its rights that expressly survive the termination or expiration of this Agreement.
ARTICLE 9.
INDEMNIFICATION AND LIMITATION OF LIABILITY
9.1    CSL Indemnification. CSL agrees to defend Momenta and its Affiliates, and their respective agents, directors, officers and employees (the “Momenta Indemnitees”), at CSL’s cost and expense, and will indemnify and hold harmless the Momenta Indemnitees from and against any and all [***] a [***] or [***] or [***] that [***] (collectively, “Momenta Losses”) arising out of any act or omission of CSL, its Affiliates, Sublicensees, contractors or agents in connection with the development, use, manufacture, distribution or sale of a Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any Person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, a Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made; provided that the foregoing indemnity shall not apply to the extent

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

that any such Momenta Losses are attributable to: (a) Momenta’s breach of this Agreement, including any warranty; or (b) Momenta’s or any Momenta Indemnitee’s, Momenta subcontractor’s or Momenta Sublicensee’s failure adequately to perform its designated Activities pursuant to any applicable Product Work Plan; or (c) Momenta’s or any Momenta Indemnitee’s, Momenta subcontractor’s or Momenta Sublicensee’s performance of any action or activity not designated to it under this Agreement or any applicable Product Work Plan; or (d) the negligence, gross negligence or willful misconduct of Momenta, the Momenta Indemnitees or of any Momenta subcontractor or Momenta Sublicensee. If any such claim against any Momenta Indemnitee arises, Momenta shall promptly notify CSL in writing of the claim and CSL shall manage and control, at its sole expense, the defense of the claim and its settlement. Notwithstanding the foregoing, no settlements shall be finalized without obtaining Momenta’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, except that in the case of a settlement that does not require an admission or action on the part of Momenta, and does not harm Momenta or its ability to comply with its obligations hereunder, Momenta’s consent shall not be required so long as Momenta is unconditionally released from all liability in such settlement. Momenta shall cooperate with CSL and may, at its discretion and expense, be represented in any such action or proceeding. CSL shall not be liable for any settlements, litigation costs or expenses incurred by Momenta Indemnitees without CSL’s written authorization.
9.2    Momenta Indemnification. Momenta agrees to defend CSL and its Affiliates, and their respective agents, directors, officers and employees (the “CSL Indemnitees”), at Momenta’s cost and expense, and will indemnify and hold harmless the CSL Indemnitees from and against any and [***] on [***] or [***] or [***] that [***], (collectively, “CSL Losses”) arising out of any act or omission of Momenta, its Affiliates, Sublicensees, contractors or agents in connection with the development, use, manufacture, distribution or sale of a Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any Person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, a Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made; provided that the foregoing indemnity shall not apply to the extent that any such CSL Losses are attributable to: (a) CSL’s breach of this Agreement; or (b) CSL’s, or any CSL Indemnitee’s, CSL’s subcontractor’s or CSL’s Sublicensee’s failure adequately to perform its designated Activities pursuant to any applicable Product Work Plan; or (c) CSL’s or any or any CSL Indemnitee’s, CSL’s subcontractor’s or CSL’s Sublicensee’s performance of any action or activity not designated to it under this Agreement or any applicable Product Work Plan; or (d) the negligence, gross negligence or willful misconduct of CSL, the CSL Indemnitees or of any CSL subcontractor or CSL Sublicensee. If any such claim against any CSL Indemnitee arises, CSL shall promptly notify Momenta in writing of the claim, and Momenta shall manage and control, at its sole expense, the defense of the claim and its settlement. Notwithstanding the foregoing, no settlements shall be finalized without obtaining CSL’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, except that in the case of a settlement that does not require an admission or action on the part of CSL, and does not harm CSL or its ability to comply with its obligations hereunder, CSL’s consent shall not be required so long as CSL is unconditionally released from all liability in such settlement. CSL shall cooperate with Momenta and may, at its discretion and expense, be represented in any such action or proceeding. Momenta shall not be liable for any settlements, litigation costs or expenses incurred by CSL Indemnitees without Momenta’s written authorization.
9.3    Joint Loss Liability. To the extent that any Third Party product liability related losses, costs, liabilities, damages, fees or expenses remain unallocated to an Indemnifying Party under Sections 9.1 and 9.2, after following the procedures for such indemnification thereof and any dispute arising in connection with such claims for indemnification, such unallocated Third Party product liability related losses, costs, liabilities, damages, fees or expenses [***] to [***].
9.4    Insurance.
(a)    Each Party shall maintain insurance or self-insurance (including a captive insurance company), including product liability insurance, with respect to its activities under this Agreement. Such insurance or self-insurance shall be in such amounts and subject to such deductibles as are prevailing in the industry from time to time, provided that, each Party and its Affiliates and Sublicensees shall maintain a minimum of an aggregate of (a) [***] in general comprehensive liability insurance, (b) [***] in product liability

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

insurance [***] of [***], and (c) [***] in product liability insurance no later than [***] following [***] of [***].
(b)    Each party may self-insure all or any portion of the required insurance as long as, together with its Affiliates, its US GAAP net worth is greater than [***] or [***] and [***] is greater than [***]
9.5    No Consequential Damages. UNLESS RESULTING FROM A PARTY’S WILLFUL MISCONDUCT OR FROM A PARTY’S BREACH OF ARTICLE 2 OR ARTICLE 8, NO PARTY WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 9.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER THIS AGREEMENT.
ARTICLE 10.
EXPORT
10.1    General. The Parties acknowledge that the exportation from the United States of materials, products and related technical data (and the re-export from elsewhere of items of U.S. origin) may be subject to compliance with U.S. export laws, including without limitation the U.S. Bureau of Export Administration’s Export Administration Regulations, the Federal Food, Drug and Cosmetic Act and regulations of the FDA issued thereunder, and the U.S. Department of State’s International Traffic and Arms Regulations, which restrict export, re-export, and release of materials, products and their related technical data, and the direct products of such technical data. The Parties agree to comply with all export laws and to commit no act that, directly or indirectly, would violate any U.S. law, regulation, or treaty, or any other international treaty or agreement, relating to the export, re-export, or release of any materials, products or their related technical data to which the U.S. adheres or with which the U.S. complies.
10.2    Delays. The Parties acknowledge that they are not responsible for any delays attributable to export controls that are beyond the reasonable control of either Party.
10.3    Assistance. The Parties agree to provide assistance to one another in connection with each Party’s efforts to fulfill its obligations under this Article 10.
10.4    Other. The Parties agree not to export, re-export, or release any item that may be used in the design, development, production, stockpiling or use of chemical or biological weapons in or by a country listed in Country Group D: 3 of Part 370 to Title 15 of the U.S. Code of Federal Regulations as it may be updated from time to time.
ARTICLE 11.
TERM AND TERMINATION
11.1    Term. This Agreement shall be binding upon the Parties as of the Effective Date. The term of this Agreement (the “Term”) shall commence on the Execution Date, and, unless earlier terminated as provided in this Article 11, shall continue in full force and effect until the later of:
(a)    the expiration of all payment obligations with respect to Products; and
(b)    if Momenta exercises a Co-Funding Option, the [***] of [***] to [***] or [***] on [***] it [***] ceases to Co-Fund any Product; and
(c)    the date on which there are no active Product Work Plans.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

11.2    Termination by CSL:
(a)    Prior to achievement of [***]. CSL may terminate the Agreement in its [***] or [***] to the [***] at any time prior to the date on which the [***] would become payable for the [***], by giving [***] to Momenta ([***] period between the notice and the Termination Date, the [***]); provided that CSL shall be obligated to pay to Momenta the [***] as set forth in [***] within [***] of giving Momenta such termination notice regardless of whether such [***] is [***]
(b)    After Failure to Achieve [***]. If the [***] with respect to the [***] is not met, CSL may terminate the Agreement [***] or [***] to the [***] by giving [***] Momenta within [***] after the [***] with respect to the [***] is not achieved.
(c)    Termination Prior to [***]. CSL may, by giving not less than (x) [***] if a Product does not achieve [***] in [***] in the Development Plan, or (y) [***] written notice otherwise, to Momenta, terminate the Agreement:
(i)    [***] or [***] to the [***] (A) at any time after the [***] is [***] but before the [***] of the [***], or (B) more than [***] after the [***] with respect to the [***] is not achieved but before the [***] of the [***] or
(ii)    with respect to a Product other than [***], at any time before the [***] of [***].
(d)    Termination After [***]. CSL may terminate the Agreement in its entirety or with respect to a Product at any time after the [***] in [***] to Momenta.
11.3    Termination by Momenta. If CSL elects to terminate the Agreement with respect to the [***], then Momenta may terminate the Agreement [***] by providing written notice to CSL [***] of the [***] of the [***], with such termination becoming effective the date on which [***].
11.4    Termination for [***]. Either Party may terminate this Agreement on a Product-by-Product basis and on a [***] Product-by-[***] Product basis, on not less than [***] written notice to the other Party if the non-terminating Party or its Affiliates (directly or indirectly, [***] or in [***] with any other [***]) [***] the [***] or [***] of any [***] the [***] of [***] or [***] of [***] of such Product or [***] Product (if the terminating Party is CSL) or [***] the [***] or [***] of such Product or [***] Product (if the terminating Party is Momenta) or any of the [***] the [***] or [***] of such Product or [***] Product, provided however that, subject to the termination rights set out herein, each Party acknowledges and agrees that nothing in this clause [***] the [***] or [***] any of the [***] referred to in this Section 11.4 and provided further that:
(a)    CSL shall not have the right to terminate this Agreement [***] or [***]:
(i)    [***] a [***] that is [***] the [***] or [***] to [***] under this Agreement, in an [***], such as a [***], or other [***] or [***] in a good faith effort to [***] within such [***]; or
(ii)    [***] a [***] that is [***] the [***] or [***] to [***] under this Agreement [***] a [***] in [***] by [***] of such [***].
(b)    Momenta shall not have the right to terminate this Agreement [***] or [***]:
(i)     [***] a [***] that is [***] the [***] in an [***], such as a [***], or other [***] or [***] in a good faith effort to [***] within such [***]; or
(ii)    [***] a [***] that is [***] the [***] a [***] in [***] by [***] of [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

11.5    Termination for Material Breach.
(a)    Subject to Section 11.5(b), a Party may terminate this Agreement entirely or with respect to a Product upon written notice specifying a date of immediate or future effectiveness if the other Party has materially breached this Agreement (provided that, if such material breach relates only to a Product, then the Party’s right to terminate is limited to such Product), and such breach is not cured by that Party [***] of [***] of such breach and the non-breaching Party’s intent to terminate; provided that if such breach is not susceptible of cure within such period and the Party in breach uses diligent good faith efforts to cure such breach, the stated period will be extended by an additional [***].
(b)    If an alleged material breach pertains to a failure to exercise Commercially Reasonable Efforts, the following process will apply:
(i)    If a Party believes that the other Party is not exercising Commercially Reasonable Efforts with respect to a Product or as otherwise required under this Agreement, that Party (the “Alleging Party”) may notify the other Party (the “Alleged Breaching Party”) in writing as to what [***] for the [***] to [***] its obligations to exercise such Commercially Reasonable Efforts, taking into account any [***] undertaken by the Alleged Breaching Party to date in relation to such obligations. Within [***] of receipt of such notice, the Alleged Breaching Party must either:
(1)    inform the Alleging Party that it agrees that such expectations are reasonable, in which case it will also provide a [***] that [***] the [***] the [***] to [***]; or
(2)    provide the Alleging Party with a detailed written explanation as to why the Alleged Breaching Party is [***] to [***] and [***] the [***].
(ii)    If the Alleging Party is satisfied that the [***] under [***] the allegations, notwithstanding any other provisions of this Agreement to the contrary, the Alleged Breaching Party [***] and [***] to [***] the [***] a [***]. If the Alleged Breaching Party fails to take such steps in a timely manner, the Alleging Party may [***] the [***] or [***] the [***] by [***] (provided that, if the [***] to [***] relates only to a Product, the Alleging Party’s right to terminate is limited to such Product).
(iii)    If the Alleging Party is [***] that the [***] provided under Section 11.5(b)(i)(1) resolves the allegations, or if the Alleged Breaching Party provides notice under Section 11.5(b)(i)(2), the Alleging Party may, acting reasonably, [***] the [***] to [***] the [***] and, if necessary, [***] in [***] with [***] to determine whether the [***] has [***] its [***] to use Commercially Reasonable Efforts and/or whether any [***] provided under [***], if implemented, would [***] any [***] to [***] such [***].
(iv)    If the matter is referred to [***] and following such [***]:
(1)    it is determined that the Alleged Breaching Party has [***] its [***] to exercise [***], no [***] shall be taken with respect to such [***];
(2)    it is determined that the Alleged Breaching Party has [***] its [***] to exercise such [***] and the [***] provided under [***] (if any) [***] the [***], the [***] shall take [***] and [***] to [***] the [***] in a timely manner; provided however that if the Alleged Breaching Party [***] to [***] such [***] in a timely manner, the [***] may terminate the Agreement entirely or with respect to the relevant Product by immediate written notice (provided that, if the failure to exercise Commercially Reasonable Efforts relates to a Product, the Alleging Party’s right to terminate is limited to that Product);
(3)    it is determined that the Alleged Breaching Party has [***] its [***] to exercise [***] and either [***] was provided under [***], or the [***] provided under that [***] does [***] the [***], the Alleging Party may terminate the Agreement entirely or with respect to the relevant Product by immediate written

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

notice (provided that, if the failure to exercise Commercially Reasonable Efforts relates to a Product, the Alleging Party’s right to terminate is limited to that Product).
11.6    Termination for Bankruptcy. To the extent permitted under Applicable Law, either Party may terminate this Agreement immediately upon written notice to the other Party, if, at any time: (a) the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; (b) the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof; (c) the other Party shall propose or be a party to any dissolution or liquidation; or (d) the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.
11.7    Consequences of Termination. Consequences of Termination are described with respect to three categories of termination: (1) where Momenta has the right to the return of the Product(s), and (2) where CSL has the right to continue and retain the Product(s), and (3) where the Agreement is terminated [***] the [***].
(a)    Termination Where Momenta Has the Right to the Return of the Product(s). Without limiting any other legal or equitable remedies that either Party may have, if this Agreement or a Product under the Agreement is terminated:

•	by CSL under [***] for [***] other than where the [***] is [***] in its [***] by CSL [***],

•	by Momenta under [***] for [***],

•	by Momenta for [***] under [***],

•	by Momenta for [***] or [***] under [***], or

•	by Momenta for [***] under [***],
the following provisions will take effect as of the Termination Date (or upon the giving of a termination notice where indicated) with respect to the Product(s) for which the Agreement has been terminated:
(i)    CSL will use Commercially Reasonable Efforts to promptly transfer to Momenta or its designee: (A) possession and ownership of all governmental and regulatory correspondence, conversation logs, filings and approvals (including all Regulatory Approvals) [***] or [***] that [***] and [***] related to the Development, Manufacture or Commercialization of the terminated Product(s); (B) copies of all data, reports, records and materials [***] or [***] and [***] to the Development, Manufacture or Commercialization of the terminated Product(s), including all [***] and [***] relating to the terminated Product(s); (C) all inventory of terminated Product(s) [***]; and (D) all records and materials [***] or [***] containing Confidential Information of Momenta relating [***] to the [***] provided, however, that CSL shall be entitled to retain one copy of all such Confidential Information for purposes of determining its obligations under this Agreement. Effective as of the date of the termination notice, CSL will, [***], and [***] and [***] cooperate with Momenta, either to transition all Development activities initiated prior to the Termination Date with respect to the terminated Products and wind down, transition, and end such Development activities in an orderly manner;
(ii)    CSL will, [***] in [***]: (A) [***] Momenta as CSL’s and/or its Affiliates’ [***] for all terminated Product-related matters involving Regulatory Authorities; or (B) appoint a mutually [***] to [***] as a [***] for [***] on [***] behalf for the period of time after termination necessary to allow for an [***] of the regulatory file or Regulatory Approval. Momenta agrees to use [***] to the [***] the [***];
(iii)    If, at the time of termination, CSL is performing process development or Manufacturing activities for the terminated Product(s), CSL shall upon [***] and [***] to [***] to [***] and [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

associated therewith, [***] to effect a transfer of such activities to Momenta or a Third Party nominated by Momenta. If Momenta so requests, CSL will assign to Momenta any agreements with Third Parties reasonably necessary for and primarily relating to the Development, Manufacture or Commercialization of the terminated Product(s) to which CSL is a party to the extent permitted by the terms of such agreements; provided, however, that CSL [***] to [***] or to [***]. In addition, effective upon the giving of a notice of termination, (A) CSL shall meet with Momenta to immediately discuss and plan transfer and transition activities; (B) CSL shall use Commercially Reasonable Efforts to manufacture Products [***] the [***] of [***] that [***] to [***] to [***] to [***] or [***] of [***] is [***]; and (C) CSL shall use Commercially Reasonable Efforts to cooperate with Momenta in initiating the post-Termination transition activities provided for in this Section 11.7(a);
(iv)    the licenses granted to CSL and Momenta pursuant to Article 2 (other than the licenses granted under Section 2.3 with respect to Joint Intellectual Property) will terminate with respect to the terminated Product(s) (or entirely if the whole Agreement is terminated) (except to the extent necessary to enable CSL to perform its obligations under this Section 11.7 with respect to the terminated Products); provided, however, that CSL shall grant Momenta a [***] license under CSL Intellectual Property and CSL’s interest in the Joint Intellectual Property existing as of the Termination Date to make, have made, use, develop, import, offer for sale, sell and have sold the terminated Product(s). Where Momenta does not have control or hold the first right to enforce Momenta Patent Rights or Joint Patent Rights under Section 7.4 or to defend litigation brought against Momenta under Section 7.5, CSL shall transfer control of such litigation to Momenta and CSL shall assume the rights and obligations previously held by Momenta in such litigation proceedings.
(v)    Momenta shall pay to CSL:
(1)     a royalty of [***] on Net Sales of the terminated Product(s) until [***] of [***] incurred with respect to such Product through the Termination Date are reimbursed, provided, however, that if such termination occurs with respect to [***] to [***] to [***] or [***] to [***] the [***] the only royalty payable shall be the royalty specified in [***]; and
(2)    commencing only after the royalty payable pursuant to Section 11.7(a)(v)(1) is no longer payable, a royalty of [***] of each terminated Product that, but, for the licenses granted hereunder, would infringe a Valid Claim in a CSL Patent Right or a Joint Patent Right existing as of the Termination Date;
(vi)    Until the expiry of Momenta’s obligation to pay royalties under Section 11.7(a)(v), Momenta shall provide CSL with Quarterly reports of Net Sales in relation to the terminated Product(s) in a level of detail equivalent to that required in respect of Net Sales Statements;
(vii)    CSL will assign to Momenta all right, title and interest in the Product Trademarks and Product Domain Names for the terminated Product(s) and [***] Product(s) and all goodwill associated therewith;
(viii)    Subject to any surviving licenses granted to the other Party under this Agreement (including the license to Momenta in Section 11.7(a)(iv)) and any other terms of this Agreement that survive termination, each Party may exploit its interest in the Joint Intellectual Property without the consent of and without accounting to the other Party;
(ix)    CSL shall submit payment to Momenta for any amounts paid by Momenta related to Commercialization Expenses incurred through the Termination Date for which CSL is responsible under the Agreement with respect to the terminated Product(s) and [***] Product(s), and any milestones achieved and royalty payments pursuant to Section 3.1 with respect to the terminated Product(s), as of the Termination Date within sixty (60) days following receipt from Momenta of a detailed invoice therefore;
(x)    Momenta shall reimburse CSL for [***] and [***] with the [***] of the [***]; and
(xi)    If this Agreement is terminated in its entirety only:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(1)    Momenta shall have the right, at its sole cost and expense, to prosecute, maintain and enforce any Joint Patent Rights covered by the license in Section 11.7(a)(iv);
(2)    CSL shall use Commercially Reasonable Efforts to promptly transfer to Momenta or its designee (A) copies of all data, reports, records and materials in CSL’s possession or control which relate to any Momenta Intellectual Property comprised in the [***] Products; (B) all records and materials in CSL’s possession or control containing Confidential Information of Momenta which relates to Momenta Intellectual Property comprised in the [***] Products; and (C) [***] and [***] to [***] reasonable costs and expenses [***] or [***] which relate to Momenta Intellectual Property comprised in the [***]; and
(3)    Momenta shall use Commercially Reasonable Efforts to promptly transfer to CSL or its designee (A) copies of all data, reports, records and materials in Momenta’s possession or control which relate to any CSL Intellectual Property comprised in the [***] Products; (B) all records and materials in Momenta’s possession or control containing Confidential Information of CSL which relates to CSL Intellectual Property comprised in the [***] Products; and (C) [***] and [***] to [***] and [***] or [***] which relate to CSL Intellectual Property comprised in the [***].
(b)    Termination Where CSL Has the Right to Continue and Retain Rights to the Product(s). Without limiting any other legal or equitable remedies that either Party may have, if this Agreement or a Product under the Agreement is terminated:

•	by CSL under [***],

•	by CSL [***] under [***],

•	by CSL [***] or [***] under [***]; or

•	by CSL [***] under [***],
the following provisions will take effect as of the effective date of the Termination Date with respect to the Product(s) for which the Agreement has terminated:
(i)    Momenta will, as soon as practicable, transfer to CSL or its designee: (A) copies of all data, reports, records and [***] in [***] relating to the Development, Manufacture or Commercialization of the terminated Product(s), including all [***] and [***] relating to the terminated Product(s), [***] (B) all inventory of terminated Product(s) [***] or [***]; and (C) all records and materials [***] or [***] Confidential Information of CSL relating solely to the terminated Product(s);
(ii)    If, at the time of termination, Momenta is performing Manufacturing activities for the terminated Product(s), Momenta shall upon [***] and [***] to [***] to [***] and [***] associated therewith, [***] to effect a transfer of such activities to CSL or a Third Party nominated by CSL. If CSL so requests, Momenta will assign to CSL any agreements with Third Parties reasonably necessary for and primarily relating to the Development, Manufacture or Commercialization of the terminated Product(s) to which Momenta is a party to the extent permitted by the terms of such agreements; provided, however, that Momenta shall not be [***] to [***] to [***] or [***];
(iii)    If Momenta is Co-Funding one or more Products, Momenta shall submit payment to CSL for any amounts paid by CSL related to Program Expenses incurred through the Termination Date for which Momenta is responsible for under the Agreement with respect to the terminated Product(s), within [***] receipt from CSL of a detailed invoice therefore;
(iv)    the licenses granted to Momenta in Article 2 (other than the license granted under Section 2.3 with respect to Joint Intellectual Property) will terminate with respect to the terminated Product(s) (or entirely if the whole Agreement is terminated);

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(v)    CSL shall, with respect to the terminated Products, continue to exercise the licenses and rights granted to CSL under Article 2, subject to the revised royalty rates set forth below, replacing the royalty rates set out in Section 3.1(e)(i), and with the same reporting obligations and other obligations related to the payment of such royalties as would have applied under this Agreement. No other royalties or milestones will be payable with respect to the terminated Product(s). CSL shall have the right to terminate such licenses at any time. The revised royalty rates are as follows:
(1)    If the Agreement is terminated prior to the [***] a [***] Trial for a terminated Product(s), CSL shall pay to Momenta a royalty of [***] of Net Sales of such Product(s) during the Royalty Period;
(2)    If the Agreement is terminated after [***] a [***] and [***] the [***] a [***], CSL shall pay to Momenta a royalty of [***] of Net Sales of such Product during the Royalty Period; and.
(3)    If the Agreement is terminated on or after the [***] terminated Product, CSL shall pay to Momenta a royalty of [***] of Net Sales of such Product during the Royalty Period;
(vi)    until the expiry of CSL’s obligation to pay royalties under Section 11.7(b)(v), CSL shall provide Momenta with quarterly reports of Net Sales in relation to the terminated Product(s) in a level of detail equivalent to Net Sales Statements; and.
(vii)    if this Agreement is terminated in its entirety only:
(1)    CSL shall have the right, at its sole cost and expense, to prosecute, maintain and enforce any Joint Patent Rights; and.
(2)    Momenta shall use Commercially Reasonable Efforts to promptly transfer to CSL or its designee (A) copies of all data, reports, records and materials in Momenta’s possession or control which relate to the [***] Products; (B) all records and materials in Momenta’s possession or control containing Confidential Information which relates to the [***] Products; and (C) [***] and [***] to [***] to [***] and [***] of [***] associated therewith, [***] or [***] which relate to [***].
(c)    Termination Prior to the [***] the [***]. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated:

•	by CSL [***] its [***] under [***] (Prior to [***]), or

•	by Momenta under [***] terminates prior to [***] of [***]),
the following provisions will take effect as of the Termination Date with respect to the Agreement:
(i)     the consequences set out in Section 11.7(a) shall apply, provided that the license specified in Section 11.7(a)(iv) shall not be granted by CSL to Momenta;
(ii)    Each Party shall grant to the other Party and its Affiliates a [***] to [***] in which it or its Affiliates has an ownership interest at the termination date [***] the [***] the [***] to [***];
(iii)    despite anything to the contrary in Section 11.7(a), the provisions of this Agreement relating to the [***] of [***] to [***];
(iv)    subject to the licenses granted to the other Party under this Agreement and any other terms of this Agreement that survive termination, each Party has a right to exploit its interest in the Joint Intellectual Property without the consent of and without accounting to the other Party; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(v)    no further royalties or milestones will be payable by either Party except for the royalty payable under Section 11.7(a)(v).
(d)    [***] Products. [***] Products are not subject to separate termination on a [***] Product by [***] Product basis under this Agreement. Subject to the provisions of any licenses granted or surviving on termination, on termination of the Agreement in its entirety, each Party will be free to exploit any Intellectual Property owned by it comprised in the [***] Products.
11.8    Non-Exclusive Remedy. Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including, without limitation, the Parties’ ability to receive legal damages and/or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.
11.9    Survival of Liability. Expiration or termination of this Agreement for any reason shall not release either Party from any liability that, at the time of such expiration or termination, has already accrued or that is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any right or remedy it may have hereunder or at law or in equity with respect to any breach of this Agreement.
11.10    Survival. Termination or expiration of this Agreement for any reason will be without prejudice to any rights that have accrued to the benefit of a Party prior to such termination or expiration.   Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement or prevent a Party from exercising any rights that are expressly indicated to survive such termination or expiration. Upon termination or expiration of this Agreement as provided for in this Article 11, the following Articles and Sections of this Agreement shall survive:
(a)    Article 1 (Definitions);
(b)    Article 2 (Licenses), but solely with respect to the subject matter of the following provisions, and solely to the extent required to give effect to and subject to the provisions of:
(i)    Section 11.7(b)(v) (CSL’s right to continue to exercise the licenses and rights granted to CSL under Article 2 on termination by CSL where CSL has right to continue);
(ii)    Section 11.7(a)(iv) (licenses to CSL survive solely to the extent necessary to enable CSL to perform its obligations under Section 11.7 with respect to the terminated Products on termination by Momenta where Momenta has right to return of the Product(s));
(iii)    Section 2.1(c) (providing for exercise of rights by Affiliates);
(iv)    Section 2.3 (Joint Intellectual Property);
(v)    Section 2.7 (Retained Rights);
(vi)    Section 2.9 (No Additional Licenses);
(vii)    Section 2.10(a) (Bankruptcy); and
(viii)    The limited license granted by CSL to Momenta with respect to New Intellectual Property, as provided in the final sentence of Section 2.2;
(c)    Section 3.5 (Currency);
(d)    Section 4.5(Overdue Payments);

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(e)    Article 3 (Financial Terms) (with respect to earned payments and royalties as of the effective date of termination and the reporting of Net Sales and payments thereof under royalties payable post-termination under Section 11.7);
(f)    Section 4.3 (Cost Share and Profit Share for Co-Funding of Products and [***] Products) (solely with respect to unreported, unreconciled and Program Expenses, Profits and Losses as of the effective date of termination to facilitate the final payment and Reimbursement to a Party related thereto);
(g)    Section 4.6 (Taxes);
(h)    Section 4.7 (Audits; Records and Inspections);
(i)    Section 7.1 (Ownership of Intellectual Property);
(j)    Section 7.4 (Enforcement and Defense of Enforcement Intellectual Property) (but solely where, pursuant to Section 11.7(b)(v), CSL has the right to continue to exercise the licenses and rights granted to CSL under Article 2 on termination by CSL where CSL has right to continue);
(k)    Section 7.3(a) (Trademarks and Domain Names) (ownership of provision);
(l)    Article 8 (Confidential Information) other than Section 8.2 (Public Disclosure);
(m)    Article 9 (Indemnification and Limitation of Liability) other than Section 9.4(Insurance);
(n)    Article 11 (Term and Termination); and
(o)    Article 13 (Miscellaneous) other than Sections 13.3(b) (Change of Control); Section 13.8 (Quality Agreement); Section 13.11 (Dispute Resolution); Section 13.12 (HSR Act); and Section 13.13 (Anti-Corruption Audits and Inspections).
For the avoidance of doubt, if CSL has obtained, under Section 3.1(e)(vi), upon the expiration of the Royalty Period with respect to any Product in any particular country in the Territory, a fully paid-up, perpetual, irrevocable, exclusive license in such country to the Momenta Intellectual Property to research, Develop, make, use, import, sell, have made, have sold and otherwise Commercialize such Product, such license shall not be affected by the subsequent termination or expiration of this Agreement.
ARTICLE 12.
REPRESENTATIONS, WARRANTIES AND COVENANTS
12.1    Momenta. Momenta represents and warrants that, as of the Execution Date: (a) it has the full right, power and authority to enter into this Agreement and to grant the rights and licenses granted by it hereunder; (b) to the knowledge of Momenta, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Momenta to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and (e) the execution and delivery of this Agreement and the performance of its obligations hereunder do not conflict with or violate any requirement of Applicable Law or regulations and do not conflict with, or constitute a default under, any contractual obligation of Momenta.
12.2    CSL. CSL represents and warrants that as of the Execution Date: (a) it has the full right, power and authority to enter into this Agreement and to grant the rights and licenses granted by it hereunder; (b) to the knowledge of CSL, there are no existing or threatened actions, suits or claims pending with respect to the subject

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

matter hereof or the right of CSL to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and (e) the execution and delivery of this Agreement and the performance of its obligations hereunder do not conflict with or violate any requirement of Applicable Law or regulations and do not conflict with, or constitute a default under, any contractual obligation of CSL.
12.3    Additional Representations and Warranties by Momenta. In addition to the representations and warranties given by Momenta elsewhere in this Article 12, Momenta hereby also represents, warrants, and covenants to CSL that, to the best of its actual knowledge at the Execution Date, and other than those matters which have been disclosed, in writing, by Momenta to CSL prior to the signing of this Agreement:
(a)    it has not previously assigned or transferred its right, title and interest in any item of Momenta Patent Rights listed in Schedule 1.93;
(b)    it has the right to grant the license and rights herein to CSL and it has not granted any license, right or interest in, to or under the Momenta Patent Rights listed in Schedule 1.93 or any Momenta Know-How that is [***] and [***] the [***] the [***] under this Agreement to any Third Party;
(c)    the Development, use, sale and importation of Products [***] or [***] and does not [***] of [***] or [***] a [***];
(d)    there are no claims, judgments or settlements against or owed by Momenta and there are no pending or threatened claims or litigation; in each case relating to the Momenta Patents or Momenta Know-How;
(e)    [***] the [***] and [***] the [***] or [***] as of, the Execution Date have been and are being conducted in accordance with Applicable Laws;
(f)    [***] the [***] and, are [***] or [***], in whole or in part;
(g)    it has and will have the full right, power and authority to grant all of the right, title and interest in the licenses granted or to be granted to CSL under this Agreement; with the acknowledgement that non-exclusive license that held by Momenta can only be granted exclusively as to CSL and are not exclusive as to Third Parties;
(h)    Schedule 1.93 contains a complete and correct list of all Momenta Patents related to [***] existing as of the Execution Date, including any exclusive license rights, and the Momenta Patent Rights listed in Schedule 1.93 are existing and, with respect to any patents listed in Schedule 1.93 Momenta (i) is not aware of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of such Momenta Patent Rights and (ii) is not aware of any claim made against it challenging Momenta’ Control of such Momenta Patent Rights or making any adverse claim of ownership or the rights of Momenta to such Momenta Patent Rights;
(i)    are not aware of any Third Party that is infringing any of the Momenta Patents;
(j)     other than as set out in Schedule 1.93 there are no exclusive license rights held by Momenta with respect to the composition, method of making, or method of use of the [***] Product;
(k)    the Momenta Patent Rights listed in Schedule 1.93 and any Momenta Know-how that is material to and would interfere with the exercise of the licenses granted under this Agreement existing as of the Execution Date are not subject to any funding agreement with any government or government agency which is inconsistent with the rights granted to CSL under this Agreement;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(l)    with regard to any invention claimed in the Momenta Patent Rights which was conceived, reduced to practice, developed, made or created by Momenta’s employees, Momenta has:
(i)     [***] or [***] on [***] on [***] to [***] to [***] the [***] or [***] of [***]
(ii)    [***] and [***] to [***] to [***] or [***] or [***] the [***] and [***] or [***] the [***] or [***] the [***] or [***] or [***] of [***].
12.4    No Debarment. Each Party represents and warrants to the other Party that such Party, and such Party’s employees, officers, independent contractors, consultants, or agents who will render services relating to the Products and the [***] Products: (a) have not been debarred and are not subject to debarment or convicted of a crime for which an entity or person could be debarred under 21 U.S.C. § 335a (or its equivalent under Applicable Law); and (b) have never been under indictment for a crime for which a person or entity could be debarred under said § 335a (or its equivalent under Applicable Law). If during the Term, a Party has reason to believe that it or any of its employees, officers, independent contractors, consultants, or agents rendering services relating to the Products and the [***] Products: (x) is or will be debarred or convicted of a crime under 21 U.S.C. § 335a (or its equivalent under Applicable Law); or (y) is or will be under indictment under said § 335a (or its equivalent under Applicable Law), then such Party shall immediately so notify the other Party in writing.
12.5    Compliance with Applicable Law. Each Party shall carry out all work assigned to such Party in the applicable Product Work Plan(s) and its other obligations under this Agreement in material compliance with all Applicable Law, including: (a) the Food, Drug, and Cosmetic Act and any applicable implementing regulations, and relevant non-U.S. equivalents thereof; (b) GMPs; (c) GCPs, (d) all other applicable FDA guidelines and relevant guidelines of applicable regulatory authorities; (e) all other Applicable Laws and regulations, including all applicable federal, national, multinational, state, provincial and local environmental, health and safety laws and regulations in effect at the time and place of Manufacture of a Product or a Research Product; (f) all applicable export and import control laws and regulations; and (g) all applicable anti-bribery and anti-corruption laws and regulations.
12.6    Commercialization of Products. Each Party agrees, on behalf of itself and its Affiliates and Sublicensees, not to materially and artificially discount the price of a Product solely to generate sales of other products commercialized by such Party (either its own products or those of its Affiliates or Sublicensees).
12.7    Anti-Corruption Laws. Each Party represents, warrants and covenants that it will comply with the U.S. Customs & Trade Partnership Against Terrorism and with the laws and regulations relating to anti-corruption and anti-bribery including the U.S. Foreign Corrupt Practices Act (collectively, the “Anti-Corruption Laws”).  Each Party further represents and warrants that no one acting on its behalf will give, offer, agree or promise to give, or authorize the giving directly or indirectly, of any money or other thing of value to anyone as an inducement or reward for favorable action or forbearance from action or the exercise of influence (a) to any governmental official or employee (including employees of government-owned and government-controlled corporations or agencies), (b) to any political party, official of a political party, or candidate, (c) to an intermediary for payment to any of the foregoing, or (d) to any other person or entity in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as receiving a permit or license.
(a)    Each Party understands that the other Party may immediately suspend payment, in its sole discretion and without notice, if the actions or inactions of such Party become subject to an investigation of potential violations of the Anti-Corruption Laws.  Moreover, each Party understands that if it fails to comply with the provisions of the Anti-Corruption Laws, the other Party may terminate this Agreement, and any payments due thereunder, pursuant to Section 11.5.
(b)    Each Party warrants that all persons acting on its behalf will comply with all Anti-Corruption Laws in connection with all work performed hereunder prevailing in the country(ies) in which each Party has its principal places of business or performs such work.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

12.8    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, WHETHER ISSUED OR PENDING.
ARTICLE 13.
MISCELLANEOUS
13.1    Governing Law. This Agreement shall be governed by, interpreted and construed in accordance with the substantive laws of the State of New York in the United States, without regard to conflicts of law principles.
13.2    Amendment; Waiver. This Agreement may only be amended or waived in a document that expressly states the Article or Section that is being modified or waived and that is signed by the Parties. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.
13.3    Assignments; Change in Control.
(a)    Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other or pursuant to subcontracting or sublicensing arrangements expressly contemplated herein; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business or in the event of its merger, consolidation, change in control or similar transaction. Notwithstanding the foregoing, either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to an Affiliate; provided that neither Party may, [***] the [***] the [***] or [***] of [***] to [***] Any permitted assignee shall assume all obligations of its assignor under this Agreement; provided that such assignor shall remain primarily liable for the performance hereunder of such assignee. Any purported assignment in violation of this Section 13.3 shall be null and void. Notwithstanding anything to the contrary set forth herein, if a Party (the “Assigning Party”) assigns or transfers this Agreement to a Third Party (any such Third Party, a “Transferee”), whether by merger, assignment, transfer of assets, or operation of law, then the [***] that were [***] or [***] by such [***] to or [***] such assignment or [***] (other than [***] by such [***] in the course of [***] the [***] under this Agreement to the extent such [***] would [***] been so [***] had it been [***] or [***] to [***] by [***]) shall not be deemed to [***], [***] or other [***] or [***] by such [***], and shall also not be [***] or otherwise [***] in any manner, including without limitation, by being [***] to any [***] of or [***] this [***]. Furthermore, such [***] (and [***] of such [***]: (a) [***] immediately prior to such merger, acquisition, assignment or transfer; or (b) [***] or [***] such merger, acquisition, assignment or transfer, in each case which are not [***] by (as defined under the [***] definition in [***]) the [***]) shall be excluded from the [***] for purposes of determining [***] that are [***] to this [***].
(b)    Change of Control.
(i)    Momenta Change of Control. Notwithstanding anything to the contrary in Section 13.3(a), in the event that Momenta is subject to a Change of Control (whether or not this Agreement is assigned in connection with such Change of Control), Momenta shall, within [***] after the date that such Change of Control closes (the “Momenta COC Closing Date”), provide CSL with notice of such Change of Control (“Momenta COC Notice”). In the event of a Change of Control of Momenta, then:
(1)    Upon CSL’s written election after receipt of such Momenta COC Notice (which election shall be made by providing notice thereof (“CSL COC Election Notice”) no later than [***] after receipt of the Momenta COC Notice), and effective as of the Momenta COC Closing Date (or the Effective Date, if later) solely if CSL provides such CSL COC Election Notice:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(A)    CSL shall retain all licenses granted under this Agreement and shall retain the exclusive right to Develop, Manufacture and Commercialize the Products in the Territory;
(B)    If Momenta is Co-Funding prior to the Change of Control, Momenta will retain its Opt-Out Options under this Agreement. If Momenta has not exercised a Co-Funding Option, Momenta shall forfeit its Co-Funding Option if it has not expired;
(C)    Momenta shall promptly transfer to CSL or its designee all Development, Manufacturing, and Commercialization Activities under any Product Work Plan. Momenta shall also transfer its control of any Enforcement and Defense of Intellectual Property activities under Section 7.4 pertaining to CSL Intellectual Property and Joint Intellectual Property for the Products in the Territory and CSL shall assume control thereof and the provisions of Subsections 11.7(b)(i) to 11.7(b)(iv) (inclusive) shall apply;
(D)    CSL shall not be obligated to submit any further updates to the Product Work Plan or the Commercialization Plan to Momenta;
(E)    Except as provided in (F) below, Momenta shall [***] or [***] the [***] and the [***] and [***];
(F)    CSL shall have no further reporting or record-keeping obligations hereunder with respect to the Development, Manufacture or Commercialization of, and regulatory activities for, the Products other than: (x) its financial reporting and record-keeping obligations, and audit rights, to the extent necessary to verify the accuracy of the calculation of royalties, milestones or other amounts paid or payable to Momenta and to provide to Momenta, if Momenta is Co-Funding any Product, the information to be provided in the Reimbursement and Co-Funding Report provided for in Section 4.3(c), based on the then-effective terms of the Agreement, as applicable; and (y) provision of updates regarding anticipated timelines for Regulatory Approvals and Launches of the Products and budgets associated with such timelines;
(G)    CSL shall have the right to terminate any Co-Promotion Agreements and Momenta’s Co-Promotion Options in the U.S. by providing written notice of such termination to Momenta within [***] after sending the CSL COC Election Notice;
(H)    Unless CSL specifies otherwise in its Momenta COC Notice, if there is an existing Research Plan at time of Change of Control, the Research Plan shall terminate; and
(I)    All licenses of Intellectual Property granted by CSL to Momenta under this Agreement shall terminate. Except as otherwise expressly provided in this Section 13.3(b)(i), each Party shall continue to have the same rights and obligations to receive royalties and milestone payments and, if applicable, to share or require the sharing of Program Expenses, Profits and Losses, and, in the case of Momenta, to exercise its Opt-Out Option, in each case as applicable under the terms of the Agreement in effect immediately prior to the Change of Control.
(ii)    CSL Change of Control. Notwithstanding anything to the contrary in Section 13.3(a), in the event that CSL is subject to a Change of Control (whether or not this Agreement is assigned in connection with such Change of Control), CSL shall, within [***] after the date that such Change of Control closes (the “CSL COC Closing Date”), provide Momenta with notice of such Change of Control (“CSL COC Notice”). In the event of a Change of Control of CSL, then:
(1)    Upon Momenta’s written election after receipt of such CSL COC Notice (which election shall be made by providing notice thereof (“Momenta COC Election Notice”) no later than [***] after receipt of the CSL COC Notice), and effective as of the CSL COC Closing Date (or the Effective Date, if later) solely if Momenta provides such Momenta COC Election Notice, Momenta shall have:
(A)     the right to terminate any Co-Promotion agreement and/or the Research Plan;
(B)    The right to opt out of Co-Funding any Product on a Product by Product basis or with regard to all Products by giving an Opt-Out Notice under Section 4.2(b); and Section 4.2(b) shall be deemed to be amended to allow for an opt-out of Co-Funding on Product-by-Product basis; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(C)    Each Development Plan then in effect shall be subject to review and approval by the JSC in accordance with Section 5.2 in the same manner as provided for an initial Development Plan for each Product.
(2)    Except as otherwise expressly provided in this Section 13.3(b)(ii), each Party shall continue to have the same rights and obligations under the Agreement, including without limitation, the right to receive royalties and milestone payments and, if applicable, to share or require the sharing of Program Expenses, Profits and Losses, and, in the case of Momenta, to exercise its Opt-Out Option, in each case as applicable under the terms of the Agreement in effect immediately prior to the Change of Control.
13.4    Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.
13.5    Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and (a) sent by certified or registered mail, return receipt requested, postage prepaid, (b) sent by an internationally recognized overnight courier service, (c) sent by hand delivery, to the representative for such Party at the address set forth below for such Party, or (d) sent by electronic mail to the representative for such party at the electronic mail address set forth below for such Party. If a Party changes its representative or address, written notice shall be given promptly to the other Party of the new representative or address. Notice shall be deemed given on the third (3rd) Business Day after being sent in the case of delivery by mail, on the first (1st) Business Day after being sent in the case of delivery by overnight courier, on the date of delivery in the case of delivery by hand, and upon receipt by the Party giving notice of an electronic mail message from the Party to which notice is being given acknowledging acceptance in the case of electronic mail. The addresses of the Parties and representatives are as follows:

If to Momenta:	Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
USA
Attn: President and CEO
Facsimile: [***]

With a copy to:	Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
USA
Attn: General Counsel
Email: [***]

If to CSL:	CSL Behring Recombinant Facility AG
Wankdorfstrasse 10
3000 Bern 22
Switzerland
Attention: Senior Director, Legal Affairs
Facsimile: [***]

With a copy to:	CSL Limited
45 Poplar Road
Parkville Vic 3052
Australia
Attention: Company Secretary
Email: [***]
13.6    Force Majeure. Neither Party shall be held liable or responsible to the other nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement (excluding payment obligations) to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such Party including but not limited to fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, and other similar causes. Performance shall be excused only to the extent of and during the reasonable continuance of such disability. Any deadline

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

or time for performance specified in a Product Work Plan that falls due during or subsequent to the occurrence of any of the disabilities referred to herein shall be automatically extended for a period of time equal to the period of such disability. Each Party shall immediately notify the other if, by reason of any of the disabilities referred to herein, it cannot meet any deadline or time for performance specified in any Exhibit to this Agreement. The Parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from this force majeure. If a condition constituting force majeure, as defined herein, exists for more than one-hundred eighty (180) consecutive days (a) with respect to a Product or a [***] Product, then either Party may terminate the Agreement solely with respect to such Product or [***] Product, or (b) that affects all Products and [***] Products, either Party may terminate this entire Agreement. The consequences of such termination are set forth in Section 11.7.
13.7    Complete Agreement. This Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, whether written or oral, expressed or implied, shall be of no force or effect, including the Prior Confidentiality Agreement and the Prior Material Transfer Agreement (subject to Section 8.5).
13.8    Quality Agreement. The Parties shall enter into a quality agreement relating to any GMP Product to be manufactured under a Product Work Plan by or for Momenta on behalf of CSL prior to initiating any GMP activities under the Product Work Plan.
13.9    Severability. If any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without such provision. In such event, the Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.
13.10    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement. Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which will be binding when sent.
13.11    Dispute Resolution. The Parties recognize that bona fide disputes may arise that relate to the Parties’ rights and obligations under this Agreement. Where this Agreement does not specifically provide for a mechanism to resolve such Disputed Matter, the Parties shall follow the procedure set out in this section:
(a)    Executive Resolution. In attempting to resolve any Disputed Matters, the Disputed Matter shall first be elevated through each Party’s respective executive management representatives having responsibility for the function or Activity in respect of which such dispute occurs.
(b)    Mediation. If executive management representatives are unable to resolve a Disputed Matter within [***] after such matter is referred to such executive management representatives, and final decision-making in respect of such Disputed Matter is not otherwise conferred upon CSL by the terms of this Agreement, the Parties shall, for Disputed Matters other than those arising under Section 3.1(g), then submit the matter for non-binding mediation under the [***]. The Parties will select a mediator on an expedited basis and seek to mediate the matter with in [***] of referral to mediation.
(c)    Arbitration except in respect of matters arising under Sections [***] and [***]. Subject to Sections [***] and [***], where a Disputed Matter remains unresolved [***] after referral to executive management representatives pursuant to Section 13.11(a) and final decision-making in respect of such Disputed Matter is not otherwise conferred upon CSL by the terms of this Agreement, and, following such failure of executive management resolution, mediation pursuant to Section 13.11(b) (as applicable) has been unsuccessful, a Party seeking further resolution of the Disputed Matter shall submit the Disputed Matter to resolution by final and binding arbitration in accordance with [***] in effect on the date of this Agreement and applying the substantive law specified in Section 13.1. For the purposes of this Section 13.11, these rules and supplementary procedures shall be called the “Rules”. Whenever a Party decides to institute arbitration proceedings, it shall give written notice to that effect to the other Party, and the place of arbitration will be in [***]. The arbitration will be conducted by a panel of three (3) arbitrators, who will be appointed as follows: the Parties shall attempt to jointly select such arbitrators. If the Parties cannot agree on the three arbitrators, then the arbitrators will be appointed by [***] in accordance with the Rules. Each arbitrator must have business or legal experience in the biologic pharmaceutical industry and any additional experience set forth in Section 6.8(c), if such Disputed Matter arises under such section. Decisions of the arbitrators that conform to the terms of this Section 13.11(c) shall be final and binding on the Parties, and judgment on the award so rendered may be entered in any court of competent jurisdiction.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(d)    Arbitration in relation to matters arising under Sections [***] and [***]. As explicitly provided for in Sections [***] and [***], if executive management resolution and then mediation do not resolve the relevant Disputed Matter, the Parties shall then submit the relevant Disputed Matter for arbitration pursuant to the [***], using a single arbitrator who will be agreed by the Parties or, should the Parties fail to reach agreement within [***], will be selected in accordance with the [***]. Unless otherwise agreed to by the Parties, the arbitrator shall not be the same as the mediator, and must have business or legal experience in the biologic pharmaceutical industry. The arbitrator shall have sole responsibility of resolving such Disputed Matter from a case and proposal submitted by each Party under this Section 13.11(d), and no other Disputed Matters, claims or counterclaims will be permitted by the Parties in such arbitration. Within [***] after selection of the arbitrator, each Party shall submit to the arbitrator, and exchange with the other Party in accordance with a procedure to be established by the arbitrator, its case and proposal for resolving such Disputed Matter. Within [***] after receiving each Party’s case and proposal, the arbitrator shall select, in its entirety and without modification, solely one (1) of the two (2) proposals submitted by the Parties. Decisions of the arbitrator that conform to the terms of this Section 13.11(d) shall be final and binding on the Parties for the purpose of [***] of the relevant Product; provided that it shall not affect CSL’s right under this Agreement, exercisable at any time, [***] to [***] with [***] and [***] of such [***].
(e)    The Parties shall each bear or pay [***] of the administrative costs and fees of any arbitration under Section 13.11(c) and/or 13.11(d) and the arbitrators’ award will so provide. Each Party shall also bear or pay its own attorneys’ fees, expert or witness fees, and any other fees and costs, and no such fees or costs will be shifted to the other Party. Except as may be required by Applicable Law, no Party (or its representative, witnesses or arbitrators) may disclose the existence, content or result of any arbitration under this Agreement without the prior written consent of both Parties, except that no such consent shall be required to enter and enforce the judgment in court.
(f)    Non-arbitrated Disputes. Notwithstanding anything in this Agreement to the contrary, as between the Parties, any and all issues regarding: (i) the infringement, validity and enforceability of any patent in a country, (ii) the termination of this Agreement (other than termination for failure to use Commercially Reasonable Efforts), (iii) any Disputed Matter that occurs after the termination of the Agreement and (iv) any decision of CSL under Section 5.14 not to continue with Development and/or Commercialization of the First Product (collectively “Non-Arbitrated Matters”) shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction.  To the extent that such Non-Arbitrated Matters are litigated in a court in the United States, the parties agree to file any such dispute in the United States District Court for the [***], with each party waiving its right to object due to lack of personal jurisdiction, improper or inconvenient venue, or other reasons.  Subject to the provisions of Section 11.4 (Termination for Patent Challenge), the parties reserve the right to challenge the validity of patents in the Patent Trial and Appeal Board of the U.S. Patent Office. If such Non-Arbitrated Matters involve other related Disputed Matters, the Parties agree that all such matters shall be litigated together in court and without arbitration.
(g)    Equitable Relief. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prevent either Party from seeking equitable relief from any court of competent jurisdiction to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrators on the ultimate merits of any Disputed Matter. Any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.
13.12    HSR Act. The Parties shall use Commercially Reasonable Efforts to promptly obtain any clearance required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. § 18a) (the “HSR Act”) for the consummation of this Agreement and the transactions contemplated hereby. Each Party shall furnish to the other Party reasonably necessary information and reasonable assistance as the other Party may request in connection with its compliance with the HSR Act, and any inquiries or requests for additional information in connection therewith. Each Party shall pay all of its costs and expenses related to any filing by such Party pursuant to the HSR Act, save that the parties shall each pay one half of the filing fee for such filing. The Parties shall request early termination of the waiting period for clearance under the HSR Act. Each Party shall provide the other Party with notice of achievement of the HSR clearance on the HSR Clearance Date or promptly thereafter as practical. Other than the provisions of Article 12 and this Section 13.12, the rights and obligations of the Parties under this Agreement shall not become effective until the HSR Clearance Date, at which time they shall be immediately effective. If the HSR Clearance Date has not been granted within one hundred twenty (120) days after the Execution Date, either Party may terminate this Agreement by written notice to the other Party. Except for Article 8, none of the provisions of this Agreement (for clarity, including Section 11.7 and Section 11.9), shall remain in effect after such termination.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

13.13    Anti-Corruption Audits and Inspection. Upon sixty (60) days’ prior written notice from a Party, the other Party shall permit, and shall ensure that its Affiliates and Sublicensees shall permit representatives and/or agents of the requesting Party, at the requesting Party’s expense, to have access to such Party’s (or their Affiliates’ or Sublicensees’) records, as may be reasonably necessary to verify the non-requesting Party’s compliance with Section 12.7; provided that a Party may not request to conduct such an audit of the other Party more than once per calendar year.
13.14    Captions; Certain Conventions; Construction. All captions herein are for convenience only and shall not be interpreted as having any substantive meaning. The Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (c) words using the singular shall include the plural, and vice versa; (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import; and (e) references to “Article,” “Section,” “subsection”, “clause”, or other subdivision, or Exhibit, without reference to a document are to the specified provision or Exhibit of this Agreement. If the terms of this Agreement conflict with the terms of any Exhibit, the terms of this Agreement shall prevail. References to either Party include the successors and permitted assigns of that Party. The Preamble, Recitals and Exhibits are incorporated by reference into this Agreement. The Parties have each consulted counsel of their choice regarding this Agreement, and, accordingly, no provisions of this Agreement will be construed against either Party on the basis that the Party drafted this Agreement or any provision thereof. The official text of this Agreement and any Exhibit, any notice given or accounts or statements required by this Agreement, and any dispute proceeding related to or arising hereunder, will be in English. If any dispute concerning the construction or meaning of this Agreement arises, then reference will be made only to this Agreement as written in English and not to any translation into any other language.
[Signature Page Follows]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[Signature Page to License and Option Agreement]
IN WITNESS WHEREOF, the Parties hereto have set their hand as of the Execution Date.
MOMENTA PHARMACEUTICALS, INC.

By: /s/ Craig A. Wheeler
Name: Craig A. Wheeler
Title: President and Chief Executive Officer
CSL BEHRING RECOMBINANT FACILITY AG by its duly authorized attorney

By: /s/ David Lamont
Name: David Lamont
Title: Chief Financial Officer

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SCHEDULE 1.33
CALCULATION OF LABOR COSTS, EXPENSE ALLOCATION AND RELATED MATTERS
[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SCHEDULE 1.93
MOMENTA PATENT RIGHTS
[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SCHEDULE 1.135
TECHNOLOGY TRANSFER PLAN – OUTLINE OF CMC ASPECTS
[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SCHEDULE 5.2(b)
OUTLINE OF INITIAL DEVELOPMENT PLAN FOR FIRST PRODUCT
[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT 8.2
INITIAL PRESS RELEASE

MOMENTA PHARMACEUTICALS, INC.        675 WEST KENDALL STREET        T: 617.491.9700
WWW.MOMENTAPHARMA.COM            CAMBRIDGE, MA 02142        F: 617.621.0430

Momenta and CSL Announce Collaboration and License Agreement to Develop Fc Multimer Programs, Including M230, a Selective Immunomodulator of Fc Receptors

--Momenta to receive $50 million upfront license fee and up to $550 million in potential milestone payments from CSL--

--Momenta to host a conference call for its investors today at 4:30 PM ET--

CAMBRIDGE, MA — January 5, 2017 —Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA) and CSL Limited (ASX:CSL; USOTC:CSLLY) today announced that they have entered into an exclusive research collaboration and worldwide license agreement to develop and commercialize Fc multimer proteins, including Momenta’s M230, a selective immunomodulator of Fc receptors, which is expected to enter the clinic in 2017. Momenta will receive a $50 million upfront license fee from CSL and is eligible to receive future milestone and royalty payments for M230. In addition to advancing M230, CSL and Momenta intend to enter into a research collaboration to develop additional Fc multimer proteins that may originate from Momenta’s or CSL’s research.

“This collaboration and license agreement with CSL validates our belief that M230 is an exciting recombinant product candidate for potential use in autoimmune indications. It was developed using our proprietary Fc biology platform and understanding of how intravenous immunoglobulin (IVIg) works in autoimmune diseases,” said Craig A. Wheeler, President and Chief Executive Officer of Momenta Pharmaceuticals. “As the global leader in immunoglobulin (Ig) therapy, CSL is the ideal development and commercialization partner for us in the area of Fc biology given their expertise in developing plasma-derived medicines and focus on creating disruptive recombinant products in the autoimmune space.”

“We are delighted to announce this collaboration with Momenta, who are leaders in the Fc biology space,” said Paul Perreault, CEO and Managing Director, CSL. “M230 is a very exciting prospect and offers CSL the potential to further grow and expand our long-term global leadership in helping those patients with autoimmune diseases that are treated with immunoglobulins.”

Under the terms of the agreement, Momenta will grant CSL an exclusive, worldwide license to Momenta’s intellectual property relating to M230. Momenta will receive a $50 million upfront license fee payment from CSL and will also be eligible for up to $550 million in contingent clinical, regulatory and commercialization milestone payments. Momenta has the option to elect a cost and profit sharing arrangement, for which Momenta would fund a proportion of global development and commercialization costs in exchange for a share of U.S. profits, and milestones and royalties outside the United States. Momenta has the option to enter into an agreement to co-promote M230 and any other collaboration product in the U.S.

The companies expect to close the transaction in the first quarter of 2017, subject to customary closing conditions including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

Conference Call Information

Momenta will host a conference call for investors today at 4:30 pm ET to discuss this important collaboration with CSL. The conference call will be webcast live and a link to the webcast may be accessed on the “Investors” section of the company’s website, www.momentapharma.com. Please go to the site at least 15 minutes prior to the call to register, download, and install

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

any necessary software. An archived version of the webcast will be posted on the Momenta website approximately two hours after the call.

To access the call you may also dial (877) 224-9084 (domestic) or (720) 545-0022 (international) prior to the scheduled conference call time and provide the access code INSERT. A replay of the call will be available approximately two hours after the conclusion of the call.  To access the replay, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and provide the access code INSERT.

About M230, Selective Immunomodulator of Fc Receptors (SIF3)

Antigen-autoantibody immune complexes (ICs) are a common pathogenic hallmark of many autoimmune diseases. The multiple Fc domains of ICs aggregate Fcγ receptors (FcγRs), triggering cellular activation processes that play critical roles in inflammation and tissue damage. The rational engineering of therapeutics that broadly antagonize FcγRs has been hampered by a limited understanding of the molecular determinants directing FcγR activation. Through the engineering and characterization of oligomeric Fc structures, Momenta has been able to derive novel insights into FcγR modulation and has generated a unique recombinant Fc multimer therapeutic candidate, referred to as M230, with excellent physiochemical and biological properties. Preclinical studies in animal models of autoimmune disease have shown that M230 matched potency and efficacy of intravenous immunoglobulin at significantly lower doses. M230 is currently in preclinical development and is expected to enter the clinic in 2017.

About Momenta
Momenta Pharmaceuticals is a biotechnology company specializing in the detailed structural analysis of complex drugs and is headquartered in Cambridge, MA. Momenta is applying its technology to the development of generic versions of complex drugs, biosimilar and potentially interchangeable biologics, and to the discovery and development of novel therapeutics for autoimmune indications.

To receive additional information about Momenta, please visit the website at www.momentapharma.com, which does not form a part of this press release.

Our logo, trademarks, and service marks are the property of Momenta Pharmaceuticals, Inc. All other trade names, trademarks, or service marks are property of their respective owners.

About CSL
CSL (ASX:CSL) is a leading global biotherapeutics company with a dynamic portfolio of life-saving innovations, including those that treat hemophilia and immune deficiencies, as well as vaccines to prevent influenza. Since our start in 1916, we have been driven by our promise to save lives using the latest technologies. Today, CSL — including our two businesses CSL Behring and Seqirus – conducts business in more than 60 countries with more than 17,000 employees. Our unique combination of commercial strength, R&D focus and operational excellence enables us to identify, develop and deliver innovations so our patients can live life to the fullest. For additional information about CSL, please visit www.CSL.com.au.

Forward Looking Statement For Momenta Pharmaceuticals
Statements in this press release regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements concerning the collaboration and license agreement between CSL and Momenta Pharmaceuticals, Inc., including anticipated payments, as well as future development, manufacture, and commercialization of novel drugs under the agreement; and our and CSL’s ability to successfully develop and commercialize M230. Forward-looking statements may be identified by words such as "anticipate," "believe," “continue,” "could," "hope," "target," "project," "goal," “objective,” “guidance,” “plan,” "potential," "predict," "might," "estimate," "expect," "intend," "may," “seek”, "should," "will," "would," "look forward" and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including receiving clearance under the Hart-Scott-Rodino Antitrust Improvements Act and those referred to under the section “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, or the risks and factors noted below by CSL, the Company's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Forward Looking Statement for CSL
The information in this press release speaks only as of the date of this press release, and includes forward looking statements about CSL business prospects and products in research, all of which involve substantial risks and uncertainties, many of which are outside the control of, and are unknown to, CSL. You can identify these forward looking statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “assume,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Factors that could cause actual results to differ materially include: the success of research and development activities, decisions by regulatory authorities regarding approval of our products as well as their decisions regarding label claims; competitive developments affecting our products; the ability to successfully market new and existing products; difficulties or delays in manufacturing; trade buying patterns and fluctuations in interest and currency exchange rates; legislation or regulations that affect product production, distribution, pricing, reimbursement or access; litigation or government investigations, and CSL’s ability to protect its patents and other intellectual property. The statements being made in this presentation do not constitute an offer to sell, or solicitation of an offer to buy, any securities of CSL.

No representation, warranty or assurance (express or implied) is given or made in relation to any forward looking statement by any person (including CSL). In particular, no representation, warranty or assurance (express or implied) is given in relation to any underlying assumption or that any forward looking statement will be achieved. Actual future events may vary materially from the forward looking statements and the assumptions on which the forward looking statements are based.

Subject to any continuing obligations under applicable law or any relevant listing rules of the Australian Securities Exchange, CSL disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements in this press release to reflect any change in expectations in relation to any forward looking statements or any change in events, conditions or circumstances on which any such statement is based. Nothing in this press release shall under any circumstances create an implication that there has been no change in the affairs of CSL since the date of this press release.

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MOMENTA INVESTOR CONTACT:
Sarah Carmody
Momenta Pharmaceuticals
1-617-395-5189
IR@momentapharma.com

MOMENTA MEDIA CONTACT:
Karen Sharma
MacDougall Biomedical Communications
1-781-235-3060
Momenta@macbiocom.com

CSL INVESTOR CONTACT:
Mark Dehring
CSL
+61 3 9389 3407
Mark.Dehring@CSL.com.au

CSL MEDIA CONTACT:
Natalie de Vane
CSL
1-610-878-4468
Natalie.deVane@CSLBehring.com

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.